EXHIBIT 10.1


            1.1.
                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ALABAMA
                               NORTHERN DIVISION

In re                                )     Chapter 11
                                     )
VERILINK CORPORATION,                )     Jointly Administered
a Delaware Corporation,              )
Tax ID No. 94-2857548,               )     Case Nos. 06-80566 and 06-80567
and affiliates,                      )
                                     )     Judge Caddell
            Debtors.                 )
                                     )

                  SECOND AMENDED JOINT PLAN OF REORGANIZATION
                    FILED BY THE DEBTORS ON DECEMBER 7, 2006


POWELL GOLDSTEIN LLP              William J. Gibbons, Jr. (Ala. Bar No. ASB-5968-N43W)
Wendy L. Hagenau                  gibbons@networktel.net
Robert M.D. Mercer                GIBBONS & FURMAN, P.C.
John C. Hill                      117 Jefferson Street, N.
One Atlantic Center, 14[th] Floor Huntsville, Alabama  35801
1201 West Peachtree Street, N.W.
Atlanta, Georgia  30309           Counsel for the Debtors

Counsel for the Debtors






            1.2.

            1.3.
                               TABLE OF CONTENTS

                                                                            Page


ARTICLE 1.     Rules of Interpretation and Definitions..........................
               1.1        Administrative Expenses and Administrative
                          Expense Claims........................................
               1.2        Administrative Claim Bar Date.........................
               1.3        Administrative Claim Bar Order........................
               1.4        Allowed Amount........................................
               1.5        Allowed Claim.........................................
               1.6        Assets................................................
               1.7        Asset Sale............................................
               1.8        Available Distributable Cash..........................
               1.9        Avoidance Action......................................
               1.10       Bankruptcy Code.......................................
               1.11       Bankruptcy Court......................................
               1.12       Bankruptcy Rules......................................
               1.13       Bar Date..............................................
               1.14       Beneficiaries.........................................
               1.15       Business Combination..................................
               1.16       Cash..................................................
               1.17       Causes of Action......................................
               1.18       Claim.................................................
               1.19       Claims Objection Date.................................
               1.20       Confirmation Date.....................................
               1.21       Confirmation Hearing..................................
               1.22       Confirmation Order....................................
               1.23       Contribution..........................................
               1.24       Contributor...........................................
               1.25       Creditors' Claims Against Third Parties...............
               1.26       Creditors' Committee..................................
               1.27       Current Directors.....................................
               1.28       Current Officers......................................
               1.29       D&O Actions...........................................
               1.30       D&O Policies..........................................
               1.31       Debtors...............................................
               1.32       DIP Loan..............................................
               1.33       DIP Note..............................................
               1.34       Disclosure Statement..................................
               1.35       Effective Date........................................
               1.36       Equity Interest.......................................
               1.37       Estate................................................
               1.38       Exculpated Parties....................................
               1.39       Filing Date...........................................
               1.40       Final Order...........................................
               1.41       General Unsecured Claims..............................
               1.42       General Unsecured Creditor............................
               1.43       Investor..............................................
               1.44       Liquidated Assets.....................................
               1.45       Liquidating Trust.....................................
               1.46       Liquidating Trust Expenses............................
               1.47       Liquidating Trustee...................................
               1.48       Liquidating Trustee's Stock...........................
               1.49       Net Proceeds..........................................
               1.50       New Common Stock......................................
               1.51       New Directors.........................................
               1.52       New Officers..........................................
               1.53       Noteholders' Claims...................................
               1.54       Other Secured Claims..................................
               1.55       Plan..................................................
               1.56       Plan Proponents.......................................
               1.57       Post Effective Date Administrative Expenses...........
               1.58       Priority Tax Claim....................................
               1.59       Pro Rata and pro rata.................................
               1.60       Professional Fees.....................................
               1.61       Professional Person...................................
               1.62       Record Date...........................................
               1.63       Record Holder.........................................
               1.64       Reorganized Verilink..................................
               1.65       Reserve...............................................
               1.66       Restructuring Transaction.............................
               1.67       Sale Order............................................
               1.68       Schedules.............................................
               1.69       SCS...................................................
               1.70       SEC...................................................
               1.71       Secured Claim.........................................
               1.72       Unsecured Creditors' Stock............................
               1.73       Verilink..............................................

ARTICLE 2.     Designation of Classes of Claims and Interests...................
               Class 1:   Administrative Expense Claims.........................
               Class 2:   Priority Tax Claims...................................
               Class 3:   Employee Priority Claims..............................
               Class 4:   Secured Claims of the Noteholders.....................
               Class 5:   Other Secured Claims..................................
               Class 6:   Administrative Convenience Class......................
               Class 7:   General Unsecured Claims..............................
               Class 8:   Equity Interests......................................

ARTICLE 3.     Treatment of Classes of Claims and Interests.....................
               3.1        Class 1:  Administrative Expense Claims...............
               3.2        Class 2:  Priority Tax Claims.........................
               3.3        Class 3:  Employee Priority Claims....................
               3.4        Class 4:  Secured Claims of the Noteholders...........
               3.5        Class 5:  Other Secured Claims........................
               3.6        Class 6:  Administrative Convenience Class............
               3.7        Class 7:  General Unsecured Claims....................
               3.8        Class 8:  Equity Interests............................

ARTICLE 4.     Liquidating Trust................................................
               4.1        Creation of the Liquidating Trust and Appointment
                          of the Liquidating Trustee
               4.2        Selection of the Liquidating Trustee..................
               4.3        Vesting of Assets in the Liquidating Trust............
               4.4        Liquidation of Unliquidated Assets....................
               4.5        Transfer and Retention of Causes of Action............
               4.6 Assignment of Creditors' and Shareholders' Claims Against Third Parties to Liquidating Trust
               4.7        Distributions Made by the Liquidating Trust...........
               4.8 Provisions Applicable to All Distributions by the Liquidating Trust
               4.9        Disputed Claims.......................................
               4.10       Post Effective Date Administrative Expense Claims.....
               4.11       Liquidating Trustee Authority.........................
               4.12       Further Authorization.................................
               4.13       Settlement............................................
               4.14       Limitation of Liability of Liquidating Trustee........
               4.15       Compensation..........................................
               4.16       Reporting and Notice..................................

ARTICLE 5.     Restructuring Transaction........................................
               5.1        Restructuring Transaction.............................
               5.2        Issuance of Stock of Verilink.........................
               5.3        Amendment of Bylaws and Change of Fiscal Year.........
               5.4        Change of Officers/Directors..........................
               5.5        Change of Name........................................
               5.6        Continued Existence of Reorganized Verilink...........
               5.7        Execution of Exchange Agreement.......................
               5.8        Restructuring Transaction Expenses....................
               5.9        SEC Filings...........................................
               5.10       Withholding Tax on Stock Distribution.................
               5.11       Reporting to Court....................................

ARTICLE 6.     Means of Implementation and Execution of Plan....................
               6.1        Executory Contracts...................................
               6.2        Compliance with Tax Requirements......................
            1.4.  (a)    Withholding Taxes
            1.5.  (b)    Tax Treatment of Liquidating Trust
            1.6.  (c)    Tax Returns
            1.7.  (d)    Section 1146 Exemption
               6.3        Setoffs...............................................
               6.4        Dissolution of Creditors' Committee...................
               6.5        Preservation of Rights of Actions and Defenses........
               6.6        Substantive Consolidation.............................
               6.7        Issuance of Securities................................
               6.8        Corporate Action......................................
               6.9        Amendments to Articles of Incorporation...............

ARTICLE 7      Conditions Precedent to Confirmation of the Plan and the
               Effective Date...................................................
               7.1        Conditions to Effective Date..........................
               7.2        Effect of Failure of Conditions.......................
               7.3        Effect of Vacation of Confirmation Order..............

ARTICLE 8.     Bar Dates and Objections to Claims...............................
               8.1        Rejection and Other Claims Bar Date...................
               8.2        General Bar Date......................................
               8.3        Administrative Claim Bar Date.........................
               8.4        Objections to Claims..................................
               8.5        Estimation of Claims..................................
               8.6        Reserve...............................................

ARTICLE 9.     Exculpation, Injunctions and Discharge...........................
               9.1        Effect of Confirmation................................
               9.2        Exculpation...........................................
               9.3        Discharge.............................................
               9.4        Injunctions...........................................
            1.8.  (a)    Injunction Pending Business Combination
            1.9.  (b)    Injunction Related to Discharge
            1.10. (c)    Injunction Relating to Exculpation
            1.11. (d)    Effect Upon Lack of Business Combination
               9.5        Cancellation of Instruments...........................

ARTICLE 10.    Effect of Event of Default.......................................

ARTICLE 11.    Modification of the Plan.........................................
               11.1       Modification..........................................
               11.2       Individual Agreements.................................

ARTICLE 12.    Retention of Jurisdiction........................................

ARTICLE 13.    Miscellaneous Provisions.........................................
               13.1       Payment of Statutory Fees.............................
               13.2       Controlling Documents.................................
               13.3       Successors and Assigns................................
               13.4       Reservation of Rights.................................
               13.5       Extension of Deadlines................................
               13.6       Holidays..............................................
               13.7       Further Assurances....................................
               13.8       Severability..........................................
               13.9       Cramdown..............................................
               13.10      Substantial Consummation..............................
               13.11      Closing of Case.......................................
               13.12      Governing Law.........................................
               13.13      Effectiveness of Prior Orders.........................
               13.14      Service of Documents..................................
               13.15      Post Effective Date Notice............................
               13.16      Sections 1125 and 1126 of the Bankruptcy Code.........




H:\FEARNOW, Mike\VERILINK\Plan\070202 Second Amdd Plan Of Reorganization
(Verilink)NQ#901!.DOC                                                          i
            1.12.

            1.13.
      Verilink Corporation and Larscom Incorporated, the debtors and debtors-in-

possession in the above-captioned case (the "Debtors"), hereby propose this Plan of  Reorganization (the "Plan") to all creditors and holders of interests in the

Debtors,  as  authorized by Section 1121 of the Bankruptcy Code, and hereby move that the Bankruptcy Court enter an order confirming the Plan pursuant to Section

1129 of the Bankruptcy Code.

      Subject to  the restrictions on modifications set forth in Section 1127 of the Bankruptcy Code  and  herein,  the Debtors expressly reserve their rights to alter, amend, modify, and supplement the Plan, one or more times.

              ARTICLE 1. RULES OF INTERPRETATION AND DEFINITIONS.

            For purposes of the Plan:  (a)  whenever  from  the  context  it  is appropriate, each term, whether stated in singular or plural, shall include both the  singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter gender;  (b)

any reference  in  the  Plan  to  a contract, instrument, release, indenture, or other agreement or document being in  a  particular  form or on particular terms and conditions means that such document shall be substantially  in  such form or substantially on such terms and conditions; (c) any reference in the  Plan to an existing document or exhibit filed, or to be filed, shall mean such document  or exhibit  as  it  may  have been or may be amended, modified or supplemented; (d)

unless otherwise specified,  all  references  in the Plan to sections, articles,

and exhibits are references to sections, articles,  and  exhibits  of  or to the

Plan;  (e)  the  words  "herein"  and "hereto" refer to the Plan in its entirety rather than to a particular portion  of  the  Plan; (f) captions and headings to articles and sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation  of  the  Plan; and (g)

the rules of construction set forth in Section 102 of the Bankruptcy  Code shall

apply.   In computing any period of time prescribed or allowed by the Plan,  the provisions  of  Bankruptcy Rule 9006(c) shall apply.  The rights and obligations arising under the  Plan  shall  be  interpreted,  governed by, and construed and enforced in accordance with the laws of the State of  Alabama (without regard to the conflict of law principles thereof), the Bankruptcy Code, and the Bankruptcy

Rules.

            All terms used herein and defined in the Bankruptcy  Code shall have the  meanings assigned to such terms in the Bankruptcy Code.  Capitalized  terms used herein  but  not defined in the Bankruptcy Code or otherwise defined herein shall have the meanings  assigned  to such terms in this Article 1 and elsewhere in the Plan.

1.1   "ADMINISTRATIVE EXPENSES" AND  "ADMINISTRATIVE  EXPENSE CLAIMS" shall mean

Claims for administrative expenses of the Debtors as described in Section 503(b)

and Section 365(d)(3) of the Bankruptcy Code, including  without  limitation (i)

any actual and necessary expenses of preserving the Debtors or their estate that were incurred in the ordinary course of the Debtors' business, including fees to

Grisanti,  Galef  &  Goldress  and  Lee  Katz;  (ii)  any  indebtedness or other obligation that was not incurred in the ordinary course of the Debtors' business but that was incurred or assumed by the Debtors in connection  with  the conduct of their business between the Filing Date and the Effective Date with  an  order from  the Bankruptcy Court; (iii) the value of any goods received by the Debtors within  twenty (20) days before the commencement of this case in which the goods have been  sold to the Debtors in the ordinary course of such Debtors' business;

(iv) repayment  of the DIP Loan to the extent necessary pursuant to the terms of the DIP Note; (v) fees and charges due pursuant to 28 U.S.C. {section} 1930; and

(vi) Professional  Fees.   The  terms shall not include any fines, penalties, or

other charges not in compensation of actual pecuniary losses or otherwise within the scope of 11 U.S.C. {section} 365(b)(2).

1.2   "ADMINISTRATIVE CLAIM BAR DATE"  shall mean August 14, 2006 as established by the Administrative Claim Bar Order.

1.3   "ADMINISTRATIVE  CLAIM  BAR  ORDER"  shall   mean  the  Order  and  Notice

Establishing  a Date Certain for Requesting Payment for  Administrative  Expense

Claims, which is the Administrative Claims Bar Date.

1.4   "ALLOWED  AMOUNT" shall mean, as to a Claim or interest, (a) the amount of the Claim or interest  scheduled by the Debtors, if (i) the Claim or interest is not scheduled as disputed,  unliquidated,  or contingent by the Debtors, (ii) no objection to that amount is filed by the Claims  Objection  Date,  and (iii) the holder of the Claim or interest has not filed a proof of claim or interest in an amount different from that scheduled by the Debtors; (b) the amount set forth by the  holder  of  the  Claim  or interest in a timely filed and properly prepared proof of claim or interest, if (i) that amount differs from the amount scheduled by the Debtors and (ii) no objection  to the amount stated in the proof of claim or interest is filed by the Claims Objection  Date; (c) the amount of such Claim or  interest or Administrative Expense established  by  a  Final  Order  of  the

Bankruptcy  Court;   (d)  the  amount  of an Administrative Expense that (i) was properly filed in accordance with the Administrative  Claim  Bar  Order  and  to which  the  Debtors  or  other  parties  in interest have not objected as of the

Claims Objection Date or (ii) is incurred in the ordinary course of business for a total less than $5,000 for which no application  for an administrative expense must have been filed in accordance with the Administrative  Claim  Bar Order; or

(e) an amount mutually agreed upon by the Debtors and the holder of  the  Claim,

unless  such  agreement  is  prohibited  by  the Bankruptcy Code or requires the approval or authorization of the Bankruptcy Court.

1.5   "ALLOWED  CLAIM"  shall mean the Allowed Amount  of  a  Claim  against  or interest in the Debtors.

1.6   "ASSETS" shall mean  all property of the Debtors and the Estate as defined in Section 541 of the Bankruptcy Code not sold to SCS in the Asset Sale, and any other assets conveyed to the  Liquidating Trust pursuant to this Plan, including without  limitation all of the Debtors'  and  the  Estate's  right,  title,  and interest in  and  to  any  Causes  of Action that the Debtors may have as of the

Effective Date, any Creditors' Claims  Against  Third Parties as may be assigned to  the  Liquidating  Trust pursuant to Section 4.6  of  this  Plan,  Cash,  the

Liquidating Trustee's Stock, deposits, refunds, stock or membership interests in subsidiaries or other companies,  and  bank accounts, and the proceeds of all of the foregoing.

1.7   "ASSET SALE" shall mean the sale of  substantially  all  the assets of the

Debtors to SCS pursuant to the Sale Order.

1.8   "AVAILABLE DISTRIBUTABLE CASH" shall mean the Net Proceeds  of  Liquidated

Assets less the Liquidating Trust Expenses.

1.9   "AVOIDANCE  ACTION"  shall  mean  any  avoidance  or recovery action under

Sections 510, 542, 544, 545, 547, 548, 549, 550, 551 and  553  of the Bankruptcy

Code.

1.10  "BANKRUPTCY CODE" shall mean the United States Bankruptcy  Code, 11 U.S.C.

{section} 101 et seq., as amended from time to time.

1.11  "BANKRUPTCY COURT" shall mean the United States Bankruptcy Court  for  the

Northern District of Alabama.

1.12  "BANKRUPTCY   RULES"  shall  mean,  collectively,  the  Federal  Rules  of

Bankruptcy Procedure  promulgated  pursuant  to  Section 2075 of Title 28 of the

United States Code and the local rules of the Bankruptcy Court, as now in effect or hereafter amended.

1.13  "BAR DATE" shall mean the deadline established for the filing of proofs of claim or interest against the Debtors, which is August 14, 2006.

1.14  "BENEFICIARIES"  shall  mean  all  individuals and  entities  entitled  to distributions under the Plan, including without limitation the General Unsecured

Creditors.

1.15  "BUSINESS  COMBINATION"  shall  mean  the  consummation  of  the  exchange agreement contemplated by the Restructuring Transaction.

1.16  "CASH" shall mean cash, cash equivalents,  and  other  readily  marketable securities or instruments issued by an entity other than the Debtors, including,

without  limitation, readily marketable direct obligations of the United  States of America  and  certificates  of  deposit  issued  by banks, including interest earned thereon.

1.17  "CAUSES OF ACTION" shall mean any and all of the Debtors' and the Estate's claims, causes of action, suits, proceedings, liabilities,  debts, dues, sums of money,  accounts,  reckonings, bonds, bills, specialties, covenants,  contracts,

controversies, torts,  penalties,  statutory  violations,  agreements, promises,

variances,  setoff  or  recoupment  rights, trespasses, damages,  or  judgments,

whether asserted or unasserted, liquidated  or unliquidated, based on any act or omission  or  other  event  occurring  prior to the  Effective  Date,  including

Avoidance Actions and D&O Actions, and any  claims acquired following the Filing

Date, including without limitation all such Causes  of  Action  described in the

Disclosure Statement.

1.18  "CLAIM" shall have the broadest possible meaning under Section  101(5)  of the  Bankruptcy  Code  and shall include (a) any right to payment from either of the Debtors, whether or  not  such  right  is  reduced  to judgment, liquidated,

unliquidated,  fixed,  contingent,  matured,  unmatured,  disputed,  undisputed,

legal, equitable, secured or unsecured or (b) any right to  an  equitable remedy for breach of performance if such breach gives rise to a right of  payment  from either  of  the  Debtors,  whether  or  not such right to an equitable remedy is

reduced   to   judgment,  fixed,  contingent,  matured,   unmatured,   disputed,

undisputed, legal, secured or unsecured .

1.19  "CLAIMS OBJECTION  DATE"  shall  mean with respect to all Claims including

Administrative Expenses, such date that  is  one  hundred twenty (120) days from the later of the Effective Date or, with respect to a specific Claim for which a creditor  is  allowed to file a proof of claim or interest  or  application  for administrative  expense  after  the  Confirmation Date, one hundred twenty (120)

days from the date such request for allowance  with  respect  to  such  Claim is filed  unless  the  court  extends  the Claims Objection Date; provided that the failure to object to a Claim by the Claims Objection Date shall not constitute a waiver or release of any affirmative  claims that the Debtors or the Liquidating

Trust may be entitled to assert against  a creditor, or holder of an interest in the Debtors, including, without limitation, Avoidance Actions.

1.20  "CONFIRMATION DATE" shall mean the date  on  which  the  Bankruptcy  Court enters the Confirmation Order.

1.21  "CONFIRMATION  HEARING" shall mean the hearing before the Bankruptcy Court

regarding the confirmation  of  the  Plan  and  any  continuance  thereof.   Any

reference herein to the date of the Confirmation Hearing shall refer to the date that the Confirmation Hearing begins.

1.22  "CONFIRMATION  ORDER"  shall  mean  the  order  of  the  Bankruptcy  Court confirming  the  Plan  in  a  form  reasonably  satisfactory  to the Debtors and

Creditors' Committee.

1.23  "CONTRIBUTION"  shall  mean  the  $90,000 paid by the Contributor  to  the

Liquidating Trust in accordance with the Restructuring Transaction.

1.24  "CONTRIBUTOR"  shall mean IACE Investments  Two,  Inc.,  its successors or assigns.

1.25  "CREDITORS' CLAIMS AGAINST THIRD PARTIES" shall mean any and  all  claims,

causes  of  action, suits, proceedings, liabilities, debts, dues, sums of money,

accounts,  reckonings,   bonds,   bills,   specialties,   covenants,  contracts,

controversies,  agreements,  promises,  variances, setoff or recoupment  rights,

trespasses, damages, or judgments, whether asserted or unasserted, liquidated or unliquidated, that any creditor of either  of  the  Debtors could assert against any  non-Debtor  entity,  including  without limitation any  current  or  former officer or director of either of the Debtors or any law firm, accounting firm or other professional entity, that arises  from or relates to that creditor's Claim against either of the Debtors and which is based on any act or omission or other event occurring prior to the Effective Date.

1.26  "CREDITORS'  COMMITTEE" shall mean the  Official  Committee  of  Unsecured

Creditors appointed  by  the  United  States  Bankruptcy  Administrator  in  the

Debtors'  Chapter  11  cases, as its membership has been amended or supplemented during the course of the Debtors' Chapter 11 cases.

1.27  "CURRENT DIRECTORS"  shall  mean  John  E.  Major, John A. McGuire, Howard

Oringer, and Desmond P. Wilson, III, in their capacities  as  the members of the

Board of Directors of the Debtors as of the date of this Plan.

1.28  "CURRENT OFFICERS" shall mean Lee N. Katz, in his capacity  as the officer of the Debtors as of the date of this Plan.

1.29  "D&O ACTIONS" shall mean any proceeding and/or claim against  the  present or  former  directors,  officers  and  employees  of the Debtors, as well as any person or entity which conspired with, aided and abetted,  or otherwise assisted such directors, officers or employees engaged in certain acts  and  omissions as set out below.  The present and former directors, officers and employees  of the

Debtors  (collectively,  the "D&Os") include, without limitation, the following:

Thomas E. Abernathy, Jr.;  Timothy R. Anderson; Leigh S. Belden; Sarabjit Gosal;

James Nevelle; Thi Nguyen; John  E.  Major;  John A. McGuire; Betsy D. Mosgrove;

Howard Oringer; Larry J. Richards; David W. Shackleford;  C.W.  Smith; Steven C.

Taylor;  David  Waters;  S.  Todd  Westbrook; and Desmond P. Wilson, III.   Such

proceedings and/or claims shall include,  without  limitation,  (i)  claims  set forth  in  the  notice of claim made by the Creditors' Committee by letter dated

June 2, 2006, (ii)  claims based on the facts set forth in such notice of claim,

and (iii) claims currently  existing  or  initiated  or of which notice has been given prior to the Effective Date, regardless of whether they are covered by the

D&O Policies.  The D&O Actions include, without limitation,  wrongful  acts  and omissions  that  may have been committed by the D&Os while serving as directors,

officers or employees  of the Debtors including, without limitation, breaches of fiduciary duty, negligence,  gross  negligence,  recklessness,  breaches  of the duties  of  care, deepening insolvency, and other actions which may have led  to the decline of the Debtors' business, lessened the value of the Debtors' assets,

increased the  amount  of  the  Debtors'  liabilities,  or otherwise damaged the

Debtors,  the  Debtors'  creditors,  or  the  Debtors'  shareholders,  provided,

however,  it shall not include any claims against new and  different  directors,

officers or employees appointed as of or after the Effective Date.

1.30  "D&O  POLICIES"  shall  mean  the  insurance policies issued by Navigators

Insurance Company and Old Republic Insurance Coverage held by the Debtors.

1.31  "DEBTORS" shall mean Verilink Corporation  and  Larscom  Incorporated,  as debtors  and  debtors-in-possession  in Chapter 11 case numbers 06-80566 and 06-

80567 respectively pending before the Bankruptcy Court.

1.32  "DIP LOAN" shall mean that certain unsecured loan, pursuant to Section 364 of the Bankruptcy Code, in the amount  of  $40,000  approved by the Court in the

Order Granting Expedited Joint Motion of the Debtors  and the Official Committee

of Unsecured Creditors for Entry of an Order Approving  Post-Petition Debtor-in-

Possession Financing dated September 28, 2006.

1.33  "DIP NOTE" shall mean the Note issued to Venture Fund  I, Inc. pursuant to the  Order  Granting  Expedited  Joint  Motion  of the Debtors and the  Official

Committee of Unsecured Creditors for Entry of an  Order  Approving Post-Petition

Debtor-in-Possession Financing dated September 28, 2006.

1.34  "DISCLOSURE STATEMENT" shall mean the Disclosure Statement relating to the

Plan  including,  without  limitation,  all exhibits and schedules  thereto,  as approved  by  the  Bankruptcy  Court, as thereafter  amended,  supplemented,  or modified in accordance with applicable law.

1.35  "EFFECTIVE DATE" shall mean  the  date  upon  which  all the conditions to effectiveness contained in Section 7.1 of the Plan shall have  been satisfied in accordance with the Plan, the Bankruptcy Code, and the Bankruptcy Rules.

1.36  "EQUITY INTEREST" shall mean any equity interest in either of the Debtors,

whether  in  the  form  of  common or preferred stock, stock options,  warrants,

partnership interests, membership  interests  or  any  other equity, security or interest.

1.37  "ESTATE" shall mean the bankruptcy estates created  by  the  filing of the

Chapter 11 petitions by the Debtors.

1.38  "EXCULPATED   PARTIES"  shall  mean  those  parties  identified  as  being exculpated pursuant to Section 9.2 of the Plan.

1.39  "FILING DATE" shall  mean  April  9,  2006,  the date on which the Debtors filed with the Bankruptcy Court their petitions for  relief  under Chapter 11 of the Bankruptcy Code.

1.40  "FINAL  ORDER" shall mean an order of the Bankruptcy Court  that  has  not been reversed,  stayed, modified, or amended, and as to which the time to appeal or to seek review  or  rehearing  has expired, causing such order to have become final in accordance with Rule 8002 of the Bankruptcy Rules.

1.41  "GENERAL UNSECURED CLAIMS" shall mean Class 7 Claims.

1.42  "GENERAL UNSECURED CREDITOR"  shall mean the holder of a General Unsecured

Claim.

1.43  "INVESTOR" shall mean Venture Fund I, Inc., its successors or assigns.

1.44  "LIQUIDATED ASSETS" shall mean  (i)  the Assets which are Cash transferred to the Liquidating Trust, and (ii) the Cash proceeds of the Assets which are not

Cash, including Causes of Action and Liquidating  Trustee  Stock, transferred to the Liquidating Trust.

1.45  "LIQUIDATING TRUST" shall mean the trust created pursuant  to  Section 4.1 of this Plan.

1.46  "LIQUIDATING  TRUST  EXPENSES"  shall  mean  the  actual  and  anticipated reasonable  ordinary  costs  and  expenses  of the Liquidating Trust, including,

without limitation, the compensation to the Liquidating  Trustee and payment of,

or  reimbursement  of the Liquidating Trustee for, any and all  costs,  expenses

(including, without  limitation,  accountants'  and attorneys' fees and expenses including  those  of  Debtors'  counsel  and Creditors'  Committee  counsel  for services  provided to the extent requested  by  the  Liquidating  Trustee),  and liabilities  incurred  by it in connection with the performance of its duties in connection with the Liquidating  Trust,  to the extent provided for in the Plan,

and Post Effective Date Administrative Expenses.

1.47  "LIQUIDATING TRUSTEE" shall mean Darryl  S. Laddin or such other person or entity as may be designated by the Creditors' Committee  not later than ten (10)

days  before the date of the Confirmation Hearing, by the filing  of  a  written notice  of designation with the Bankruptcy Court, to serve as the trustee of the

Liquidating Trust.

1.48  "LIQUIDATING  TRUSTEE'S STOCK" shall mean 75,000 shares of Verilink common stock issued to the Liquidating Trustee on the Effective Date in accordance with

Section 5.2 of the Plan.

1.49  "NET PROCEEDS"  shall  mean  the gross proceeds resulting from the sale or other disposition of an Asset less the  actual  and  necessary costs: (a) in the case  of a Cause of Action, to prosecute and collect on  the  Cause  of  Action,

including  without  limitation reasonable attorneys fees and expenses and expert witnesses fees and expenses; and (b) in the case of any other Asset, the cost to sell or otherwise dispose  of the Asset, including without limitation reasonable attorneys fees and brokers fees.

1.50  "NEW COMMON STOCK" shall  mean  25,000,000  restricted  common  shares  of

Verilink,  which  will  be  issued to the Contributor pursuant to Section 5.2 of this Plan.

1.51  "NEW DIRECTORS" shall mean  the  Board  of  Directors  of  the Reorganized

Verilink appointed pursuant to this Plan.

1.52  "NEW  OFFICERS"  shall  mean  the  officers  of  the  Reorganized Verilink appointed pursuant to this Plan.

1.53  "NOTEHOLDERS'  CLAIMS"  shall  mean  the  Claims  of  Portside   Growth  &

Opportunity  Fund,  Smithfield  Fiduciary  LLC, D.B. Zwirn Special Opportunities

Fund, L.P., Provident Premier Master Fund, Ltd.,  Langley Partners, L.P. and JGB

Capital L.P. pursuant to those certain Notes dated  March  20, 2005, as amended,

but excluding any Equity Interests they may hold.

1.54  "OTHER  SECURED  CLAIMS" shall mean any Allowed Claim that  is  a  Secured

Claim but that is not a Class 4 Claim.

1.55  "PLAN" shall mean  this  Plan  of  Reorganization,  as it may hereafter be amended, modified, and supplemented in accordance with the  terms  hereof and in accordance with the Bankruptcy Code.

1.56  "PLAN PROPONENTS" shall mean the Debtors.

1.57  "POST  EFFECTIVE  DATE ADMINISTRATIVE EXPENSES" shall mean Claims  arising out of or incurred in connection  with  the  administration  of  the Assets, the resolutions  of Claims and the administration of the Estate after the  Effective

Date, including,  but  not limited to, costs and expenses incurred in connection with administration and  consummation of this Plan after the Effective Date, and any  Professional  Fees  or  reimbursable  expenses  incurred  by  professionals employed by the Debtors, Committee  or  Liquidating  Trustee after the Effective

Date and any fees and expenses incurred by Grisanti, Galef  &  Goldress  or  Lee

Katz  after  the  Effective  Date.   Such  claims shall be considered Chapter 11

administrative expenses in the event of a conversion  of  this case to one under

Chapter 7 of the Code.

1.58  "PRIORITY TAX CLAIM" shall mean all or any portion of  a Claim entitled to priority under Section 507(a)(8) of the Bankruptcy Code.

1.59  "PRO RATA" AND "PRO RATA" shall mean that percentage of  the  total amount of  funds  being distributed to a certain class of Claims that is equal  to  the percentage which a particular Allowed Claim bears to all Allowed Claims entitled to share in that distribution.

1.60  "PROFESSIONAL  FEES"  shall  mean  the  Claims  of persons retained by the

Debtors or the Creditors' Committee pursuant to Section  327  of  the Bankruptcy

Code to the extent that such Claims are on account of fees and expenses approved by a Final Order of the Bankruptcy Court.

1.61  "PROFESSIONAL  PERSON"  shall  mean any person or entity employed  by  the

Debtors pursuant to Section 327 of the  Bankruptcy  Code or otherwise subject to the limitations on compensation contained in Section 328 of the Bankruptcy Code.

1.62  "RECORD DATE" shall mean the Confirmation Date.

1.63  "RECORD  HOLDER" shall mean the record holder of  an  equity  interest  in

Verilink as of the Record Date.

1.64  "REORGANIZED  VERILINK"  shall  mean Verilink Corporation on and after the

Effective Date.

1.65  "RESERVE" shall mean the amount of  Cash  held  by  the  Liquidating Trust following the Effective Date in reserve for Liquidating Trust Expenses  and,  in the  reasonable  discretion of the Liquidating Trustee, subject to paragraph 8.6 of the Plan amounts  that  are  or  are  expected to become due and owing by the

Liquidating  Trust  on  or  following  the  Effective  Date,  including  without limitation amounts that may become payable on  account  of  disputed Claims, and any  expenses that, in the reasonable discretion of the Liquidating  Trust,  are

likely  to  become  Liquidating  Trust  Expenses,  such as    (a) any litigation

expenses (and reasonable legal fees related thereto)  of  the Liquidating Trust;

(b)  funds  that the Liquidating Trust is holding as undeliverable  pursuant  to

Section 4.8 below;  and  (c)  the  costs  of  filing final tax returns and other reports that the Liquidating Trust may be required to file.

1.66  "RESTRUCTURING TRANSACTION" shall mean that  certain  transaction  between the Debtors, Investor and Contributor whereby the Investor shall provide the DIP

Loan;  the  Contributor  shall  pay  the  Contribution; Verilink shall issue the

Liquidating Trustee's Stock, and Unsecured  Creditors'  Stock  to the creditors;

and  Verilink  shall  issue  shares  of New Common Stock to the Contributor  and promise to enter into an exchange agreement  with a Business Combination partner designated by the Contributor.

1.67  "SALE ORDER" shall mean the Order Granting  the  Debtors'  Motion  for  an

Order              (i) Authorizing Scheduling of an Auction of the Business Free

and  Clear of All Liens, Claims, Interests, and Encumbrances; (ii) Approving the

Terms  and Conditions of Such Auction; and  (iii) Scheduling Hearings to Approve

the Sale  and  the  Assumption  and Assignment or Rejection of Certain Executory

Contracts and Unexpired Leases by  the  Debtors  Pursuant  to  Sections  363(b),

363(f), 365(a) and 365(f) of the Bankruptcy Code entered on June 9, 2006 .

1.68  "SCHEDULES"  shall mean the schedules of assets and liabilities, the  list of holders of interests,  and  the  statements of financial affairs filed by the

Debtors under Section 521 of the Bankruptcy  Code  and  Bankruptcy Rule 1007, as

such schedules, lists, and statements may be supplemented  or  amended from time to time in accordance with Bankruptcy Rule 1009.

1.69  "SCS" shall mean SCS Fund, L.P.

1.70  "SEC"  shall mean the Securities and Exchange Commission.

1.71  "SECURED  CLAIM"  shall  mean  an  Allowed  Claim  secured by a valid  and perfected  lien  on  property in which the Estate has an interest,  or  that  is subject to setoff under  Section  553  of  the  Bankruptcy Code, but only to the extent of the value of the lien or setoff right, as the case may be.

1.72  "UNSECURED  CREDITORS' STOCK" shall mean the  shares  of  Verilink  common stock issued to each  of  the  Unsecured Creditors in Class 7 in accordance with

Section 3.7 of the Plan.

1.73  "VERILINK" shall mean Verilink Corporation.

           ARTICLE 2. DESIGNATION OF CLASSES OF CLAIMS AND INTERESTS.

The categories of Claims and interests  listed  below  shall classify Claims and interests for all purposes.  A Claim or interest shall be deemed classified in a particular class only to the extent that the Claim or interest  conforms  to the description  of  Claims  in  that  class  and  shall  be  deemed classified in a different  class  to  the  extent that any remainder of such Claim  or  interest conforms to the description  of  Claims  in  such  different  class.  A Claim or interest shall be in a particular class and shall be entitled to  treatment as a

Claim or interest in that class only to the extent of the Allowed Amount of that

Claim or interest.

For purposes of the Plan, Claims and interests shall be classified as follows:

            CLASS  1: ADMINISTRATIVE EXPENSE CLAIMS.  Class 1 shall  consist  of all Administrative Expense Claims.

            CLASS 2:   PRIORITY  TAX  CLAIMS.   Class  2  shall  consist  of all

            Priority Tax Claims.

            CLASS  3:   EMPLOYEE  PRIORITY CLAIMS.  Class 3 shall consist of all

            Claims having priority  under Section 507(a)(4) or Section 507(a)(5)

            of the Bankruptcy Code.

            CLASS 4: SECURED CLAIMS OF  THE  NOTEHOLDERS.  Class 4 shall consist of the Noteholders' Claims, but not any Equity Interest they hold.

            CLASS 5: OTHER SECURED CLAIMS.  Class  5  shall consist of the Other

            Secured Claims.

            CLASS 6:  ADMINISTRATIVE CONVENIENCE CLASS.   Class  6 shall consist

            of all General Unsecured Creditors with Allowed Claims  of  $500  or less or who agree to reduce their Claim to $500 or less.

            CLASS  7:  GENERAL  UNSECURED  CLAIMS.  Class 7 shall consist of all

            Claims of every kind and nature  which  any  person  or entity holds against the Debtors other than Class 1 Claims, Class 2 Claims, Class

            3 Claims, Class 4 Claims, Class 5 Claims, and Class 6  Claims.   The

            Class  7  Claims include, without limitation, all Claims arising out of goods sold  or  services  rendered to the Debtors (including non-

            priority employee Claims) prior  to  the  Filing  Date not otherwise entitled to priority, or out of the rejection of executory contracts or  unexpired  leases, any Claims that are recharacterized  as  pre-

            petition unsecured  Claims  pursuant  to  stipulations  between  the parties and approved by the Bankruptcy Court or pursuant to order of the Bankruptcy Court

            CLASS  8:  EQUITY INTERESTS.  Class 8 shall consist of all interests in the Debtors, including without limitation all shareholders of all classes.

            ARTICLE 3. TREATMENT OF CLASSES OF CLAIMS AND INTERESTS.

3.1   CLASS 1:  ADMINISTRATIVE EXPENSE CLAIMS.

      (a)   All Allowed  Claims for Administrative Expenses will be paid in full on the later of the Effective  Date or within thirty (30) days of being allowed.

If the Available Distributable Cash on the date payment is to be made to Allowed

Administrative Claims is insufficient  to  pay all Claims in this class in full,

each  Allowed Administrative Claim shall receive  its  Pro  Rata  share  of  the

Available  Distributable  Cash,  with  the balance of the Allowed Administrative

Claims being paid from the Available Distributable  Cash  when  sufficient funds are available or sooner if the Liquidating Trustee in his discretion  chooses to make an additional partial distribution.  Any Allowed Administrative Claims  not paid when due will bear interest at the rate of six percent (6%) until paid.

(b)   Each Professional Person shall file with the Bankruptcy Court and serve on all  persons  entitled  to  notice  a  final application for payment of fees and expenses  through  the Effective Date within  forty-five  (45)  days  after  the

Effective Date.

(c)   The Administrative  Expense  Claim  of  the Investor will be repaid by the issuance  on the Effective Date of the following  equities  of  the  Reorganized

Verilink pursuant to 11 U.S.C. {section} 1145, to-wit:

      (i)   1,000,000  common  shares  which  may  not be sold during the Lockup

            Period;

      (ii)  Warrants  exercisable by the Investor for  5,000,000  non-assessable shares of the common stock, $0.001 par value at any time on or prior to November  30,  2016,  upon  the  payment  by  the Investor of the purchase  price of $25.00 per share.  The Investor  shall  have  the right to exercise  this  warrant  at  any time for the full exercise price  of $25.00 per share prior to the  warrant's  expiration  upon delivery  of  the  payments  to Reorganized Verilink.  The number of shares called or exercised at  any given time and the purchase price per share shall be subject to adjustment  from  time  to time by the

            Board of Directors of Reorganized Verilink.

      (iii) The   shares   issued   to  the  Investor  in  satisfaction  of  its

            Administrative Expense Claim are not subject to the reverse split or reclassification of any presently  issued shares otherwise described in  the  Plan; but, the warrants may not  be  converted  into  these equities until  a  Business  Combination  has  been  completed.  The equities  issued  pursuant  hereto  will bear a legend as  to  their restrictive nature.

      (d)   Pursuant  to  11  U.S.C.  {section}  1129(a)(9)(A),   administrative

claimants are entitled to vote on the Plan.

3.2   CLASS  2:   PRIORITY  TAX CLAIMS.  Except as otherwise agreed between  the

Debtors and the holder thereof,  Priority Tax Claims, if any, shall, at the sole discretion of the Liquidating Trustee (a) be paid in full on the Effective Date;

or (b) receive on account of such Claim regular cash installments, over a period determined by the Liquidating Trust,  but  in  no event exceeding five (5) years after  the  Petition Date of a value, as of the Effective  Date,  equal  to  the

Allowed Amount of such Claim.  This Class is unimpaired.

3.3   CLASS 3:   EMPLOYEE  PRIORITY  CLAIMS.   The holders of the Class 3 Claims

will  receive  payment  in  full  plus interest of six  percent  (6%)  from  the

Effective Date to the date paid.  Payment  will  be made on the 45[th] day after the Available Distributable Cash is sufficient to  pay all Allowed Class 1 and 2

Claims and the Reserve and all Allowed Class 3 Claims  in  accordance  with this provision.  This Class is impaired.

3.4   CLASS 4:  SECURED CLAIMS OF THE NOTEHOLDERS.  The Class 4 Claims have been fully  resolved  and  satisfied  by  virtue  of  the  Sale Order.  This Class is

unimpaired.   Pursuant to Section 1126(f) of the Bankruptcy  Code,  Class  4  is

conclusively presumed  to  have  accepted  the  Plan  and the holders of Class 4

Claims shall not be entitled to vote on the Plan on account of Class 4 Claims.

3.5   CLASS  5:   OTHER  SECURED  CLAIMS.   Class  5  is  unimpaired.   In  full

satisfaction of all of the Class 5 Claims, each holder of Class  5  Claims shall receive on account of its Class 5 Claims that are Allowed Claims, at  the option of the Liquidating Trustee, either (i) a single cash payment in an amount  equal to  such  holder's  Class  5  Claim,  (ii)  the  Assets securing payment of such holder's Class 5 Claim, (iii) if the Class 5 Claim is based on a right of offset or recoupment, the right to implement such offset  or  recoupment, (iv) deferred cash payments having a present value as of the Effective Date equal to the value of the collateral securing such holder's Class 5 Claim,  with  the holder of the

Class  5  Claim  to  retain  its  interests  in  the collateral, (v) the  legal,

equitable, and contractual rights to which the holder  of  the  Class 5 Claim is entitled  shall  be reinstated and such holder shall be paid in accordance  with such legal, equitable,  and  contractual rights, or (vi) such other treatment as may be agreed upon in writing  by  the  Liquidating  Trust and the holder of the

Class 5 Claim.  Pursuant to Section 1126(f) of the Bankruptcy  Code,  Class 5 is

conclusively  presumed  to  have  accepted the Plan, and the holders of Class  5

Claims shall not be entitled to vote  on  the  Plan  on  account  of the Class 5

Claims.

3.6   CLASS  6:   ADMINISTRATIVE  CONVENIENCE CLASS.  Class 6 is impaired.   The

holders of Claims in Class 6 shall  receive  ten  percent (10%) of their Allowed

Claims from the Available Distributable Cash after  the  Reserve  and payment of

Claims in Classes 1, 2, 3 and 5.

3.7   CLASS  7:   GENERAL  UNSECURED  CLAIMS.    Class  7 is impaired.  In  full

satisfaction of all of the Class 7 Claims, each General Unsecured Creditor shall receive on account of its Class 7 Claims that are Allowed  Claims (i) a Pro Rata distribution of Available Distributable Cash after Reserve and  after payment of all Allowed Claims in Classes 1, 2, 3, 5 and 6, (ii) a Pro Rata distribution  of the Liquidating Trustee's Stock that is not liquidated, and (iii) to each holder of  an  Allowed Class 7 General Unsecured Claim, who is not also a holder on the

Record Date  of  an Allowed Class 8 Interest, 100 shares of Unsecured Creditors'

Stock.  The Liquidating Trustee's Stock shall be held by the Liquidating Trustee in trust for the Beneficiaries  until  Reorganized  Verilink  is  current in its reporting obligations under the federal securities laws and Reorganized Verilink has  filed with the SEC all reports and statements necessary in connection  with the Business  Combination  (the  "Lockup  Period")  unless  it  is  sold  by the

Liquidating  Trustee  to Reorganized Verilink in accordance with Section 5.2  of this Plan.  Upon the termination  of  the Lockup Period, any remaining shares of the Liquidating Trustee's Stock shall be  distributed  to  the General Unsecured

Creditors, unless, at the sole discretion of the Liquidating  Trustee  all  or a portion  of  such shares should be retained and sold by the Liquidating Trust to pay Liquidating  Trust  Expenses  or  otherwise  comply  with  this Plan and the

Bankruptcy Code.  The Unsecured Creditors' Stock shall be held by  John  Heskett in  trust for the General Unsecured Creditors during the Lockup Period and  will

be  released   by  him  to  the  General  Unsecured  Creditors  without  further instruction at the end of the Lockup Period.

3.8   CLASS 8:   EQUITY INTERESTS.  Class 8 is impaired.  On the Effective Date,

all Record Holders  of  Class  8  common  stock in Verilink shall be entitled to retain their shares unless the Record Holder  for  the  purpose  of  voting  has elected  on  the  ballot  voting  on  the  Plan  to have its interest cancelled.

Pursuant  to  the  Restructuring Transaction, all uncancelled  shares  shall  be reversed without the  need  for  shareholder  notice  or approval, such that the total outstanding stock shall be no more than 10,000 common  shares  of any type or  classes of stock of Verilink.  In reverse splitting the outstanding  shares,

no fractional  shares  will  be  issued and there will be no rounding.  Existing stock certificates will be cancelled  and  new ones issued to the Record Holders receiving the stock.  Immediately after the  Effective  Date,  shareholders will receive instructions from Reorganized Verilink on the exchange of  certificates.

All  other equity interests shall be cancelled.  The stock in Larscom,  held  by

Verilink,  shall  be  transferred  to  the  Liquidating Trustee.  The Court will establish a record date for purposes of voting on the Plan.

                         ARTICLE 4.  LIQUIDATING TRUST.

4.1   CREATION  OF  THE  LIQUIDATING TRUST AND APPOINTMENT  OF  THE  LIQUIDATING

TRUSTEE.  On the Effective  Date,  the  Liquidating  Trust  shall be established without any further action by the Reorganized Debtor, the Liquidating Trustee or the Bankruptcy Court.

4.2   SELECTION  OF THE LIQUIDATING TRUSTEE.  Darryl S. Laddin,  or  such  other individual or entity  as may be designated by the Creditors' Committee not later than ten (10) days prior  to  the Confirmation Hearing, shall be the Liquidating

Trustee.  In the event that the Liquidating Trustee should resign or be removed,

the Bankruptcy Administrator shall  appoint  a  successor  and  the  Liquidating

Trustee  shall  promptly  assign,  transfer,  and deliver to such successor  all

Assets in the Liquidating Trust and take such actions  and  execute  and deliver such  instruments  as may reasonably be necessary to accomplish such assignment,

transfer, or delivery.  In the event that the Liquidating Trustee has a conflict of interest with respect  to  a particular matter, the Liquidating Trustee shall so advise the Bankruptcy Administrator,  and  the Bankruptcy Administrator shall appoint a substitute Liquidating Trustee for that matter.  Any objections to the

identity  of  the  designated  Liquidating  Trustee   shall   be  heard  at  the

Confirmation Hearing.

4.3   VESTING  OF  ASSETS  IN THE LIQUIDATING TRUST.  As of the Effective  Date,

pursuant to the provisions of  Section  1141  of the Bankruptcy Code, all Assets

shall be transferred to and shall vest in the Liquidating  Trust  to  be held in trust for the benefit of the Beneficiaries, free and clear of all liens, claims,

charges,  encumbrances, and interests of creditors and interest holders,  except the interests  of  any  persons  under the D&O Policies or as provided under the

Plan  and  in  the  Confirmation  Order.    Beneficiaries   shall   not  receive

certificates  and  their  interest in the Liquidating Trust is non-transferable.

The Liquidating Trustee shall  deposit any Cash in interest bearing accounts, or such other accounts, as it deems appropriate, and, any  interest earned shall be added to the Liquidating Trust and  distributed  in  accordance  with  the Plan.

Upon the Effective Date, the Debtors and the Reorganized Debtors shall be deemed to have released all of their right, title, and interest in, and to all benefits from, the Assets.

4.4   LIQUIDATION OF UNLIQUIDATED ASSETS.  (a) Following the Effective Date, the

Liquidating  Trust  shall  liquidate  any  and  all  Assets  that  are  not then

Liquidated  Assets  with  the following goals: (i) to maximize the value of  the

Assets for the benefit of and the distribution to the Beneficiaries; and (ii) to convert all unliquidated Assets  to  Liquidated  Assets as promptly as possible;

provided that nothing herein shall require the Liquidating  Trustee to liquidate the Liquidating Trustee's Stock if, in its sole judgment, issuance  of  Pro Rata shares  of  the  Liquidating Trustee's Stock to the Class 7 Creditors is in  the

best interest of the  Estate.  The Liquidating Trust is authorized to enter into contracts and to make all  other arrangements necessary or appropriate to effect the liquidation of the Assets, provided that such contracts and arrangements are not otherwise prohibited by the Plan.

      (b)   As of the Effective  Date,  (i)  the Debtors shall be deemed to have appointed the Liquidating Trust as their true  and  lawful attorney in fact with full power of substitution, which appointment is coupled with an interest and is irrevocable, and (ii) the Liquidating Trust shall have  full power to act in the name of the Debtors for all purposes permitted under the Plan, including without

limitation the conversion of Assets to Liquidated Assets.   As  of the Effective

Date,   the   Liquidating   Trust   is  hereby  appointed  pursuant  to  Section

1123(b)(3)(B) of the Bankruptcy Code  as  the  representative  of  the  Debtors'

Estate  with  full  authority  to commence, prosecute, and settle all Causes  of

Action in the name of the Debtors, and the Debtors are enjoined from commencing,

prosecuting, and settling any Causes  of  Action,  including  without limitation

Avoidance Actions and D&O Actions.

      (c)   Between the date of the Confirmation Order and the  Effective  Date,

the  Debtors  shall  continue  to  hold  the  Assets  as  a  fiduciary  for  the

Beneficiaries.   None  of  the  Debtors nor their partners, officers, directors,

stockholders, corporate affiliates,  subsidiaries  and parent companies, agents,

successors,   administrators,  managers,  employees,  assigns,   attorneys,   or

professionals shall  be  liable  for any acts or omissions in complying with its obligations under this paragraph so long as such acts or omissions (i) are taken or not taken by the Debtors in the  reasonable business judgment of the Debtors,

taking into consideration the Debtors' fiduciary duty expressed herein; and (ii)

are not the product of the Debtors' gross negligence or willful misconduct.

      (d)   The Liquidating Trust may employ one or more professionals or agents to assist the Liquidating Trustee with  his or her duties and may pay the agents

or professionals a reasonable fee in consideration  for  such  assistance.   Any

such agent or professional employed in accordance with this subsection (d) shall be  employed  at  the  will  of  the  Liquidating Trust and may be terminated or replaced by the Liquidating Trust at any time, with or without cause.

      (e)   The Liquidating Trust exists only to effect the final liquidation of the Debtors' assets and distribution to  the  Beneficiaries of the proceeds.  As such,  it  will  terminate  upon  the completion of  such  liquidation  and  the distribution of the proceeds to the Beneficiaries.

      (f)   The Liquidating Trustee  will,  with  advice of counsel, comply with any and all registration and reporting requirements  of  the  Securities  Act of

1933  as  amended,  the  Securities  and Exchange Act of 1934 as amended, or the

Investment Company Act of 1940 as amended, and shall take any and all actions to comply with such reporting requirements  and file any necessary periodic reports with the SEC.

      (g)   In exercising his rights and performing  his  duties  hereunder, the

Liquidating  Trustee  will  use  the same degree of care and skill as a  prudent person would exercise or use under  the  circumstances  in the conduct of his or her  own  affairs; provided, however, that the Liquidating  Trustee's  liability shall be limited as set forth in Section 4.14 below.

4.5   TRANSFER  AND  RETENTION  OF  CAUSES  OF  ACTION.   On the Effective Date,

pursuant to Section 1123(b) of the Bankruptcy Code, except as otherwise provided in the Plan, the Debtors shall be deemed to have transferred and assigned to the

Liquidating Trust, and the Liquidating Trust shall be deemed  to  have retained,

all  Causes  of  Action  that the Debtors had or had power to assert immediately prior  to the Confirmation  Date,  and  the  Liquidating  Trust  may  thereafter commence  or  continue  (or  determine  not  to  commence  or  continue)  in any appropriate  court  or tribunal, including in the Bankruptcy Court, any suit  or

other proceeding for  the  enforcement  of  such  Causes  of  Action.    Without

limiting  the  foregoing, the Liquidating Trust shall have the right to commence

Avoidance Actions  and  any  D&O  Actions  or  other Causes of Action, including without  limitation  those described in the Disclosure  Statement  or  otherwise against the persons identified  in the Disclosure Statement or against any other appropriate party.

4.6   ASSIGNMENT  OF CREDITORS' CLAIMS  AGAINST  THIRD  PARTIES  TO  LIQUIDATING

TRUST.  Upon the Effective Date of the Plan, all Creditors' Claims Against Third

Parties shall be deemed to have been transferred and assigned to the Liquidating

Trust without the need  for  any  party to execute any documents evidencing such assignments unless and to the extent  any creditors of the Debtors affirmatively opt out of conveying such claims to the  Liquidating  Trust by filing an opt out

notice by the deadline for voting to accept or reject the  Plan.   In connection

with  the  issuance  of  ballots  to  vote  to  accept or reject this Plan,  all creditors  shall  be  provided  with  a form of opt out  notice  and  given  the opportunity to opt out of transferring  and  assigning  their  Creditors' Claims

Against  Third  Parties.   The  Liquidating  Trust  may  thereafter commence  or

continue (or determine not to commence or continue) in any  appropriate court or tribunal,  including in the Bankruptcy Court, any suit or other  proceeding  for the enforcement of such Creditors' Claims Against Third Parties.

4.7   DISTRIBUTIONS  MADE  BY  THE  LIQUIDATING  TRUST.  Following the Effective

Date, and from time to time when permitted by the  Plan, the Liquidating Trustee shall make the distributions provided for in the Plan.  In making distributions,

the Liquidating Trustee shall be entitled to exercise  its  reasonable  business judgment  in  determining  the  timing  and  the  amounts  of Reserve subject to paragraph  8.6  below  in  order  to  insure  that the Liquidating  Trustee  has sufficient funds to pay its obligations as they  become  due  and  as  they  are reasonably  expected  to become due.  The Liquidating Trustee shall make a final distribution when all Assets  (other  than the Liquidating Trustee's Stock) have been liquidated, all Claims resolved and the cases are ready to close.

4.8   PROVISIONS APPLICABLE TO ALL DISTRIBUTIONS  BY THE LIQUIDATING TRUST.  All

property to be distributed under the Plan by mail shall  be  sent to the mailing address listed on the proof of claim, or, if no proof of claim  is filed, to the address scheduled by the Debtor or filed with the Bankruptcy Court for the party

entitled  thereto.   If  any distribution to the holder of an Allowed  Claim  is returned as undeliverable, no further distributions shall be made to such holder unless and until the Liquidating  Trust  is notified in writing of such holder's then-current address.  Undeliverable distributions made by the Liquidating Trust shall be returned to the Liquidating Trust and shall remain in the possession of the Liquidating Trust until such time as a distribution becomes deliverable.  If a distribution remains undeliverable for a  period of three (3) months after the date that the distribution was made, then the  distribution  shall  be  included with  any remaining Available Distributable Cash and treated in accordance  with

the Plan.   The  Liquidating  Trust  shall not have any obligation to attempt to locate any Claim or interest holder with  regard to whom a distribution has been returned  as  undeliverable,  forwarding time  expired  or  similar  indication.

Undeliverable distributions shall not be entitled to any interest, dividends, or other accruals of any kind.  The Liquidating Trust shall not be required to make distributions smaller than $25.00  in  amount unless requested in writing by the

party to whom such distribution is due.   All  cash distributions may be rounded

to the nearest dollar, and all stock distributions may be rounded to the nearest

whole  share.   No  fractional  shares  will  be  issued.    If   the  Available

Distributable  Cash  totals less than $10,000 and, in the Liquidating  Trustee's sole judgment, there appears  to  be  no reasonable prospects for increasing the amount  of Available Distributable Cash  to  an  amount  that  is  greater  that

$10,000,  the  Liquidating  Trustee  shall  have  the option of distributing the remaining Available Distributable Cash to a recognized charity.

4.9   DISPUTED CLAIMS.  Notwithstanding any other provisions  of  this  Plan, no payments or other distribution of any kind will be made on account of any  Claim until  such Claim becomes an Allowed Claim and then only to the extent that such

Claim is  an  Allowed  Claim.   The  amount  of  the  distribution  to unsecured

creditors  in Class 7 shall be determined as if all Disputed Claims are  allowed in the amount  asserted  by the Claimant.  The Liquidating Trustee shall include in its Reserve amounts necessary  to  pay  Disputed  Claims  if  allowed, unless otherwise  ordered  by  the  Bankruptcy  Court.  To the extent a Disputed  Claim becomes  an Allowed Claim after any initial  distributions,  a  distribution  as calculated  above  shall be made in respect of such Allowed Claim within 30 days after such claim becomes  an  Allowed Claim.  Notwithstanding the foregoing, any holder of both an Allowed Claim(s)  and  a  Disputed  Claim(s) shall receive the appropriate payment or distribution on the Allowed Claim(s), although, except as otherwise agreed by the Liquidating Trust in its sole discretion,  no payment or distribution  shall  be  made  on  the  Disputed Claim(s) until such dispute  is resolved by settlement or Final Order.  Should  any  Disputed Claim not assert a liquidated  amount  which  can  be  used  for  purposes  of making  the  interim distributions,  the  Debtors  or Liquidating Trustee may request  the  Court  to estimate the amount of the Claim,  either  for  purposes  of  allowance  or  for purposes  of  determining  a  maximum  amount  of such Claim so as to enable the

Liquidating Trustee to proceed with the interim distribution.  No interest shall be paid on any Claims or on any distributions.

4.10  POST EFFECTIVE DATE ADMINISTRATIVE EXPENSE  CLAIMS.   Post  Effective Date

Administrative  Expense Claims shall be paid by the Liquidating Trust  upon  the requesting party's  sending  copies  of  detailed  statements  of  the  services rendered,  time  expended,  expenses  incurred  and the amount requested  (which statements shall be subject to reasonable redaction to protect privileged and/or attorney work-product information) to the Liquidating  Trustee,  the  Bankruptcy

Administrator and any party-in-interest requesting Post Effective Date Notice in accordance  with  Section 13.15 below.  Any such party-in-interest objecting  to the  request for Post  Effective  Date  Administrative  Expense  Claims  or  for

reimbursement  of  expenses  shall,  within fifteen (15) days after such party's receipt of such request, send a written  statement  setting  forth  the basis of such  objections  to the party requesting the Post Effective Date Administrative

Expense Claim.  If  no timely objections are made, or if any such objections are resolved by the parties,  the  Liquidating  Trustee shall pay the Post Effective

Date Administrative Expense Claim promptly and  without  the  need  for  further notice,  court  hearing  or  court  approval.  If funds are not available in the

Liquidating  Trust  to  make  such payments,  such  payments  will  be  made  in accordance  with the provision for  payment  of  Administrative  Expense  Claims

contained in  this  Plan.   If  the  parties  are  unable  to resolve any timely

objections to the Post Effective Date Administrative Expense Claim within thirty

(30) days after the original request was sent, the requesting party may apply to the Bankruptcy Court for determination of the amount of the  Post Effective Date

Administrative Expense Claim to be allowed.

4.11  LIQUIDATING TRUSTEE AUTHORITY.  As set forth more fully herein and without in  any  way limiting the provisions of this Plan, the Liquidating  Trustee  has authority to:

            (i)   collect and liquidate all Assets;

            (ii) prosecute all Avoidance Actions, D&O Actions, Causes of Action, and Creditors' Claims Against Third Parties that are assigned to the Creditors' Trust;

            (iii) conduct examinations  under  Rule 2004 of the Federal Rules of
                  Bankruptcy Procedure;

            (iv)  make distributions;

            (v)   open bank accounts;

            (vi) object to Claims, seek subordination thereof, and assert defenses, counterclaims or setoffs thereto;

            (vii) settle  disputes, Claims,  Causes  of  Action  and  Creditors'
                  Claims Against Third Parties;

            (viii)conduct  the   administration  of  the  cases  and  the  Plan,
                  including wrapping up the Debtors' 401(k) Plans, obtaining a final decree and paying any Bankruptcy Administrator fees;

            (ix)  file all reports, including Bankruptcy Administrator reports;

            (x)   file tax returns;

            (xi) wrap up Debtor Larscom and any subsidiaries, domestic or foreign, of either of the Debtors, including dissolving companies and filing final reports and tax returns. In this respect, the Liquidating Trustee shall stand in the shoes of an officer and director of such entity solely for the purpose of executing any documents required;

            (xii) take such other action as may be necessary  or  appropriate to fulfill his obligations under the Plan; and

            (xiii)hire professionals or agents to assist him in carrying out his obligations.

1.1   FURTHER AUTHORIZATION.  The Liquidating Trustee shall be entitled  to seek such orders, judgments, injunctions, and rulings as it deems necessary to  carry out  and  further  the  intentions  and  purposes,  and  give full effect to the provisions of the Plan.

1.2   SETTLEMENT.   The  Liquidating  Trustee  shall  be authorized  to  resolve objections  to  Claims  and  to  enter  into  settlements of Causes  of  Action,

including without limitation Avoidance Actions  and  the  D&O  Actions  and  the

Creditors'  Claims Against Third Parties, without notice or further order of the

bankruptcy court.   If  the  Liquidating  Trustee  seeks  Court  approval of any settlement  of  a  Claim  or Cause of Action or Creditors' Claims Against  Third

Parties, such request must  be served on the parties seeking Post Effective Date

Notice as set forth in Section 13.15 of this Plan.

1.3   LIMITATION OF LIABILITY  OF  LIQUIDATING TRUSTEE.  The Liquidating Trustee

will be released and indemnified by  the  Liquidating  Trust for all obligations and liabilities of the Debtors and the Liquidating Trust,  save and except those duties  and obligations of the Liquidating Trustee set forth  in  the  Plan  and those attributable  to  the gross negligence, fraud or willful misconduct of the

Liquidating Trustee.  The  Liquidating  Trustee  (a)  shall only be obligated to perform those duties and obligations that are specifically  set  forth  in  this

Plan,  and  no  implied  covenants  or  obligations shall be read into this Plan against the Liquidating Trustee, and (b)  shall  not  be  liable  for any action

taken  in  good  faith  or  in  reliance upon the advice of professionals.   The

Liquidating Trustee shall exercise such of the rights and powers vested in it by this Plan, and use the same degree  of  care  and  skill  in  its  exercise as a prudent person would exercise or use under the circumstances in the  conduct  of his or her own affairs.

1.4   COMPENSATION.   The  Liquidating  Trustee  will  be  entitled  to  receive compensation  for  services  rendered  in  an amount equal to the greater of (a)

three (3) percent of the fair market value of  all  distributions made under the

Plan, up to a maximum of $10 million in distributions,  and  (b) the Liquidating

Trustee's usual and customary hourly rate then in effect multiplied by the hours the  Liquidating  Trustee  expends  in fulfillment of his duties as  Liquidating

Trustee.  The Liquidating Trustee's fee  shall be considered Post Effective Date

Administrative Expenses and paid in accordance with the provisions of this Plan.

1.5   REPORTING  AND  NOTICE.  Every six months,  beginning  on  the  six  month anniversary of the Effective  Date,  the Liquidating Trustee shall file a report with the Court as to the assets, liabilities  and  activities of the Liquidating

Trust during the prior six months.  Any Beneficiary or other person or party-in-

interest wishing to receive a copy of the Liquidating  Trustee's  reports  shall comply with the provisions for Post Effective Date Notice contained in paragraph

13.15 below.

                     ARTICLE 2.  RESTRUCTURING TRANSACTION.

2.1   RESTRUCTURING  TRANSACTION.   The  following  shall occur at or before the

Effective Date, and shall be effective as of the Effective Date:

2.2   ISSUANCE OF STOCK OF VERILINK.  On the Effective  Date,  Verilink shall at the direction of the New Directors (i) implement a reverse stock split such that the  total  number of issued and outstanding shares of the Reorganized  Verilink shall be no greater  than  10,000  excluding  shares  held by or issuable to the

Investor  or Contributor or equities issued to any creditors  pursuant  to  this

Plan, (ii)  issue  25,000,000  restricted shares of the New Common Stock, to the

Contributor  which  are not subject  to  the  reversal  or  reclassification  of presently issued common  shares  under  the  Plan,  (iii)  issue the Liquidating

Trustee's  Stock to the Liquidating Trust to be distributed in  accordance  with the provisions of this Plan, and (iv) issue the Unsecured Creditors' Stock to be held as set  forth  in Section 3.7 of the Plan.  The Liquidating Trustee's Stock

will  not and may not  be  sold  during  the  Lockup  Period  except,  that  the

Liquidating  Trustee's Stock may be purchased by the Reorganized Verilink at any time during the  Lockup Period in the Liquidating Trustee's sole discretion at a price agreed upon  by the Liquidating Trustee and the Reorganized Verilink.  The

Liquidating Trustee's Stock, the Unsecured Creditors' Stock and the new equities issued by Verilink in  satisfaction  of  the  DIP Note to the Investor, shall be exempt from registration and the requirements of  federal  and  state securities laws  in  accordance with Section 1145 of the Bankruptcy Code.  The  New  Common

Stock shall  be  exempt  from  registration  and the requirements of federal and state securities laws in accordance with Section  4(2)  of  the  Securities Act.

The New Common Stock and the equities issued in satisfaction of the  DIP Note to the  Investor  will  bear  a  legend  as to their restrictive nature.  In either event, the Contributor shall provide Reorganized  Verilink  with  all  necessary representations to qualify thereunder.

2.3   AMENDMENT  OF  BYLAWS  AND  CHANGE  OF FISCAL YEAR.  The New Directors  of

Reorganized Verilink may amend the Reorganized  Verilink's  Bylaws and amend the

Reorganized Verilink's fiscal years to a date established and  set  forth in any exchange agreement without the need of shareholder approval.

2.4   CHANGE  OF  OFFICERS/DIRECTORS.   As  of  the  Effective Date, the Current

Directors and Current Officers shall be deemed to have been removed and replaced by the New Directors and New Officers.  The New Directors  and New Officers have been identified in the Disclosure Statement.  Reorganized Verilink  shall not be required to file a Form 14-F with the SEC as a result of this change of officers and directors.

2.5   CHANGE  OF  NAME.   As  of  the  Effective  Date,  the  New  Directors  of

Reorganized  Verilink  shall  be  authorized to change the name of Verilink to a name  selected  by the New Directors  without  further  authorization  from  the shareholders.

2.6   CONTINUED  EXISTENCE  OF  REORGANIZED  VERILINK.   Reorganized  Verilink's

existence shall continue  after  the Effective Date.  Upon the occurrence of the

Business  Combination within the six  (6)  month  period  (as  may  be  extended pursuant hereto),  Reorganized Verilink will not have any liability for any pre-

petition or pre-Effective  Date debts or liabilities of either of the Debtors or obligations of the Liquidating  Trust  other  than obligations set forth in this

Plan.   The  Liquidating  Trust  shall  not  have liability  for  any  debts  or liabilities of Reorganized Verilink which arise  post-Effective  Date  or  as  a result  of  or  in  connection with the Restructuring Transaction.  In the event that any such debts or  liabilities  of  Reorganized  Verilink which arise post-

Effective Date are asserted against the Liquidating Trust,  Reorganized Verilink shall  be  liable  for  the  payment  of  such  debts  and  shall indemnify  the

Liquidating Trust for any costs or liabilities incurred by the Liquidating Trust as  a result of the activities of Reorganized Verilink, reimbursement  for  such costs  and liabilities being paid to the Liquidating Trust as they are incurred.

The entry  of  the Confirmation Order will be deemed to meet or obviate the need for all necessary  shareholder approval requirements under applicable law of the

State of Delaware necessary  to  complete  the  Restructuring  Transaction or to

amend  its  corporate  charter  to  meet  the  requirements  of this Plan.   The

restrictions  set  forth  in  Section 1123(a)(6) of the Bankruptcy  Code  as  to

preferred stock and non-voting  equity will be incorporated into the Reorganized

Verilink's bylaws.  Each officer  of  Reorganized Verilink will be authorized to file all necessary documentation to effectuate  the transactions contemplated by this Plan.

2.7   EXECUTION  OF  EXCHANGE  AGREEMENT.   Upon the  Effective  Date,  the  New

Directors and New Officers are authorized to  execute  an exchange agreement and other documents necessary to consummate a Business Combination for Verilink with an  appropriate  candidate,  provided  that  such Business Combination  must  be consummated, including all required and applicable  SEC  filings, within six (6)

months  of  the  Effective  Date  of this Plan or up to one (1)  year  from  the

Effective Date, if the Reorganized Debtor seeks and obtains such an extension in

accordance with Article 11 hereof.   The Business Combination candidate shall be

no less than a development stage company  with positive cash flow which meets at least the following criteria.  For purposes  of the Restructuring Transaction, a development stage company is one devoting substantially  all  of  its efforts to establishing a new business, but either principal operations have not  commenced or, if commenced, have not generated significant revenue.

            (i)   Management  must  have verifiable experience in operating  and
                  growing  companies  with   at   least  one  member  of  senior
                  management to have experience in operating a public company;

            (ii)  Company must have qualified independent directors;

            (iii) Management does not have a history of any criminal or securities fraud;

            (iv)  Company must have a well-defined and realistic business plan;

            (v) Technology companies must have patent protection and must have started beta testing of their product, or the company must have adequate financial resources available to complete this phase of their development;

            (vi) Company must have completed a current audit for the prior fiscal year conforming to U.S. generally accepted accounting principles or the company must have engaged a qualified audit firm acceptable to the New Directors and must verify that the audit can be completed satisfactorily in a timely manner; and

            (vii) Company must have qualified security counsel acceptable to the
                  New Directors.

In connection therewith, the Reorganized  Verilink  and  the New Directors shall

comply with all SEC requirements, including the filing of  an  8-K.   No further

shareholder  approval  shall  be required to effect the Business Combination  as described  herein, and the confirmation  of  this  Plan  shall  constitute  full authority of  the Reorganized Verilink and the New Directors to take all actions

and  execute  all   documents   in   furtherance  hereof  and  the  transactions

contemplated hereby.

2.8   RESTRUCTURING  TRANSACTION  EXPENSES.    All   actions   required  by  the

Reorganized Verilink upon the Effective Date or thereafter shall be taken by and directed  by  the New Directors and New Officers and shall be paid  for  by  the

Reorganized Verilink,  and  not  by  the  Estate of the Debtors, the Liquidating

Trust or the Liquidating Trustee, and none  of  such  expenses  shall constitute

Liquidating  Trust Expenses.  The issuance and distribution of all  equities  on and after the  Effective Date pursuant to the Plan, including without limitation equities issued in satisfaction of the DIP Note, the Liquidating Trustee's Stock

(both to the Liquidating  Trustee  and to the ultimate Class 7 Claimant) and the

Unsecured  Creditors' Stock, shall be  the  responsibility  of  the  Reorganized

Verilink and the Contributor shall be responsible for providing the manpower and logistics and  payment  of  the expenses incurred by the Reorganized Verilink in connection with the issuance  and  distribution  of  said equities.  Reorganized

Verilink  is  authorized  to  change  its  exchange agent if  it  chooses.   The

Contributor will contribute $30,000 to Reorganized  Verilink  on  the  Effective

Date to fund such expenses.

2.9   SEC  FILINGS.  The Contributor will undertake the expense and manpower  of obtaining audits  and  preparing and filing any and all reports required to make

Verilink fully SEC-compliant,  and  the  Estate  of the Debtors, the Liquidating

Trustee and the Liquidating Trust shall bear no cost  in  connection  therewith.

To the extent the Contributor needs the assistance of the Estate of the Debtors,

the   Liquidating  Trustee,  the  Liquidating  Trust  or  any  other  person  in preparation of the audits and reports required to be filed, the Contributor will pay the  reasonable  expenses,  including  attorneys'  fees,  of  such person in assisting  the Contributor to prepare such audits and reports.  The  Contributor will furthermore  take  all necessary precautions to ensure that the disclosures contained in such audits  and filings do not contain any misleading information,

or omit any information necessary  to not make such disclosures misleading.  The issuance of the New Common Stock will  be  performed through a private placement and will qualify for exemption from registration  under  the  Securities  Act of

1933.   Similarly,  Reorganized Verilink will file the appropriate documentation or take appropriate action  under  relevant  state  security laws, or "Blue Sky"

laws,  to  ensure  that  the  issuance of the New Common Stock  is  exempt  from

registration under applicable state  law.   Consequently,  the  New Common Stock

will be restricted as to transfer.  Debtors are entitled to rely  on  a  written

representation  to  this  effect.   Should  it  ultimately  be determined that a

registration was required, any liability for a failure to do  so  shall be borne by  Reorganized  Verilink and the Contributor.  The estates of the Debtors,  the

Liquidating Trust,  the  Liquidating  Trustee,  and  their  officers, directors,

agents, employees, and professionals shall have no liability therefore.

2.10  WITHHOLDING TAX ON STOCK DISTRIBUTION.  The Contributor is responsible for any withholding and reporting of FICA, FUTA  or other state and federal employee

taxes in connection with the distribution of Verilink stock.   The Estate of the

Debtors,  the  Liquidating  Trustee  and  the  Liquidating  Trust shall  not  be responsible  for  the  withholding and reporting of any withholding  related  to distributions in such stock,  but  shall  be responsible for the withholding and reporting of any withholding taxes in connection  with any cash distributions to creditors.

2.11  REPORTING TO COURT.  Reorganized Verilink shall,  upon  completion  of the

Business  Combination,  file  a report with the Bankruptcy Court indicating that the Business Combination has been  completed  and  identifying  the company with whom the Business Combination was completed.  Reorganized Verilink shall forward to  each  unsecured creditor and equity security holder written confirmation  of the completion of the Business Combination.

           ARTICLE 3.  MEANS OF IMPLEMENTATION AND EXECUTION OF PLAN.

3.1   EXECUTORY  CONTRACTS.  Except as otherwise provided herein, each executory contract or unexpired lease of the Debtors that has not expired by its own terms prior to the Confirmation  Date,  has  not  been  assumed or rejected during the

Debtors' Chapter 11 cases prior to the Confirmation  Date,  is  not subject to a motion to assume or reject as of the Confirmation Date, and is not assumed under the  Plan will, by the terms of the Plan, be automatically rejected  as  of  the

Confirmation Date.

3.2   COMPLIANCE  WITH  TAX  REQUIREMENTS.  (a) Withholding Taxes. In connection with the Plan, to the extent applicable,  the  Debtors and the Liquidating Trust shall comply with all tax withholding and reporting  requirements imposed by any governmental  unit, and all distributions under the Plan  shall  be  subject  to

withholding and  reporting  requirements.   The  Contributor shall have the sole

responsibility  for any employer withholding with respect  to  the  issuance  of

stock  as  a  distribution   (including   filing  applicable  reports)  and  the

Liquidating  Trust  shall  have  the  sole  responsibility    for  any  employer

withholding  with  respect  to  cash distributions.  Notwithstanding  any  other provision of the Plan, (i) each person  that  receives any distribution pursuant

to  the  Plan  shall  have  the  sole  and  exclusive  responsibility   for  the

satisfaction and payment of any tax obligation imposed by any governmental unit,

including  income,  withholding,  and  other tax obligations, on account of such distribution and (ii) the Liquidating Trustee  may,  by  written demand, require any  holder  of an Allowed Claim to provide the Liquidating  Trustee  with  such information as  is  reasonably  necessary  for the Liquidating Trustee to comply

with all applicable withholding and reporting  requirements.   Such information,

if  demanded  by  the Liquidating Trustee, shall be provided to the  Liquidating

Trustee in advance  of,  and as a condition to, receiving any distribution under this Plan.

      (b)   Tax  Treatment  of  Liquidating  Trust.  It  is  intended  that  the

Liquidating Trust  shall  be  classified  for  federal  income tax purposes as a

"liquidating  trust,"  taxable  as  a  grantor trust and not as  an  association taxable as a corporation.  Consistent with  such classification, the transfer of

Assets to the Liquidating Trust shall be treated for federal income tax purposes as  a  deemed transfer of the Assets to individuals  and  entities  entitled  to distributions  under  the  Plan  (in proportion to the relative amounts of their entitlements) followed by a deemed  transfer  of  Assets by such individuals and entities  (who  shall  be  treated  as the grantors and  deemed  owners  of  the transferred Assets in proportion to the  relative amounts of their entitlements)

to the Liquidating Trust.  Such individuals  and entities are hereby required to value their respective shares in the Assets transferred to the Liquidating Trust for  federal,  state,  local,  and  foreign income  tax  purposes  in  a  manner consistent with the valuation provided  by  the  Liquidating  Trust  in  the tax

returns  filed by the Liquidating Trust in accordance with this paragraph.   The

Liquidating Trust shall file tax returns as required by applicable law.

      (c)   Tax  Returns.  The  Debtors and the Liquidating Trust shall have the right  to  request  an  expedited  determination  under  Section 505(b)  of  the

Bankruptcy Code with respect to tax  returns  filed, or to be filed, for any and all  taxable  periods ending after the Filing Date  through  and  including  the

Effective Date.

      (d)   Section   1146  Exemption.   Pursuant  to  Section  1146(c)  of  the

Bankruptcy Code, (i) the issuance, transfer, or exchange of notes or issuance of debt or equity securities  under  the  Plan;  (ii) the creation of any mortgage,

deed of trust, or other security interest, the making or assignment of any lease or  sublease,  or  the making or delivery of any deed  or  other  instrument  of transfer under, in furtherance of, or in connection with the Plan; and (iii) any merger agreements or  agreements  of  consolidation,  deeds,  bills  of sale, or assignments  executed  in  connection  with any of the transactions contemplated under  the  Plan,  shall not be subject to  any  stamp,  real  estate  transfer,

mortgage  recording,  sales,  or  other  similar  tax.   All  such  transactions

consummated  by  the  Debtors  or  the  Liquidating  Trust  and  approved by the

Bankruptcy  Court  on and after the Filing Date, including, without  limitation,

the sales, if any, by  the Debtors or the Liquidating Trust of owned property or assets pursuant to Section  363(b)  of  the  Bankruptcy  Code or pursuant to the

Plan,  shall  be  deemed  to  have  been made under, in furtherance  of,  or  in connection with the Plan and, therefore, shall not be subject to any stamp, real estate transfer, mortgage recording, sales, or other similar tax.

3.3   SETOFFS.  The Liquidating Trust  may,  pursuant  to  Section  553  of  the

Bankruptcy  Code  or  applicable non-bankruptcy law, set off against any Allowed

Claim and against the distributions  to be made on account of that Allowed Claim pursuant to the Plan (before any such distribution is made), the claims, rights,

and Causes of Action that the Debtors  hold  against  the holder of that Allowed

Claim,  provided that neither the failure of the Debtors  to  set  off  nor  the allowance  of a Claim shall constitute a waiver or release by the Debtors of any

Claim, right,  or  Cause  of Action.  Any setoff not asserted against the Debtor prior to the Confirmation Date shall be forever barred.

3.4   DISSOLUTION  OF  CREDITORS'   COMMITTEE.    On  the  Effective  Date,  the

Creditors'  Committee  shall  dissolve and its members  shall  be  released  and discharged from all rights and  duties  arising  from or related to the Debtors'

Chapter 11 cases.

3.5   PRESERVATION OF RIGHTS OF ACTIONS AND DEFENSES.  Except to the extent such rights, claims, Causes of Actions, defenses and counterclaims  are expressly and specifically released in connection with the Plan or in any settlement agreement approved during the chapter 11 cases  (i) any and all rights, claims,  Causes of

Action,  defenses  and  counterclaims  accruing  to  the Debtors or their Estate

(including without limitation Avoidance Actions and D&O  Actions)  shall  remain assets  of  and  vest  in  the  Liquidating  Trustee,  whether or not litigation relating thereto is pending on the Effective Date and whether  or  not  any such rights,  claims,  Causes  of  Actions,  defenses  and  counterclaims  have  been scheduled  or  otherwise  listed  or  referred  to  in this Plan, the Disclosure

Statement  or  any  other  document filed with the Bankruptcy  Court,  and  (ii)

neither the Debtors nor the  Liquidating  Trustee  waive,  relinquish or abandon

(nor  shall they be estopped or otherwise precluded from asserting)  any  right,

claim, Cause of Action, defense or counterclaim that constitutes property of the

Debtors'  Estate; (a) whether or not such right, claim, Cause of Action, defense or counterclaim  has been listed or referred to in the Schedules, this Plan, the

Disclosure Statement  or  any  other  document  filed with the Bankruptcy Court,

(b) whether or not such right, claim, Cause of Action,  defense  or counterclaim is  currently known to the Debtors, the Creditors' Committee or the  Liquidating

Trustee,  and  (c) whether or not a defendant in any litigation relating to such right, claim, Cause of Action, defense or counterclaim filed a proof of claim in the chapter 11 cases,  filed  a  notice  of  appearance or any other pleading or notice in the chapter 11 cases, voted for or against  the  Plan,  or received or

retained any consideration under this Plan.   Without in any manner limiting the

scope  of  the foregoing, notwithstanding any otherwise applicable principle  of law or equity, including without limitation any principles of judicial estoppel,

res judicata,  collateral  estoppel,  issue  preclusion, claim preclusion or any similar doctrine, the failure to list, disclose,  describe, identify or refer to a  right, claim, Cause of Action, defense or counterclaim  or  potential  right,

claim,  Cause of Action, defense or counterclaim in the Debtors' Schedules, this

Plan, the  Disclosure  Statement or any other document filed with the Bankruptcy

Court  shall  in no manner  waive,  eliminate,  modify,  release  or  alter  the

Liquidating Trustee's  right  to commence, prosecute, defend against, settle and realize upon any rights, claims,  Causes  of  Action,  defenses or counterclaims that any of the Debtors, Creditors' Committee or Liquidating Trustee have or may

have  as  of  the  Confirmation  Date.   The Liquidating Trustee  may  commence,

prosecute, defend against, recover on account,  and  settle  all rights, claims,

Causes  of  Action,  defenses  and  counterclaims  in  its  sole  discretion  in accordance with this Plan and the best interests of and for the benefit  of  the

Liquidating Trust.

3.6   SUBSTANTIVE  CONSOLIDATION.   On the Effective Date, the Estate of each of

the Debtors shall be substantively consolidated  with  each  other such that the assets  and  liabilities  of  Verilink  shall  be  deemed  to be the assets  and liabilities  of  Larscom,  and  the assets and liabilities of Larscom  shall  be

deemed to be the assets and liabilities  of  Verilink.   As  a  consequence, any

guaranties by one of the Debtors of the obligations of the other  or  any  joint obligations  shall  be deemed liquidated so that the holder of such claims shall have one Claim against  the  consolidated  Debtors  and  shall be deemed to be a single obligation.  Additionally, each and every proof of  claim  filed or to be filed  in  either  case  shall be deemed filed against the consolidated  Estate.

Notwithstanding the foregoing,  the  substantive  consolidation  of  the Estates shall  not  affect  the  legal and organizational structure of the Debtors,  and

Verilink shall continue as a separate, free-standing company after the Effective

Date in accordance with the terms of the Plan and the Restructuring Transaction,

and  the  assets  and liabilities  of  Larscom  shall  not  be  the  assets  and liabilities of the Reorganized Verilink.  Verilink shall continue to exist after the Effective Date  as a separate legal entity, with all powers of a corporation as applicable under the  laws  of the State of Delaware and without prejudice to any right to alter or terminate such existence (whether by Business Combination,

acquisition or otherwise) under such applicable state law.

3.7   ISSUANCE OF SECURITIES.  Any  securities  issued  pursuant to this Plan in exchange  for  Claims or Interests, other than the New Common  Stock,  shall  be exempt from laws requiring registration for the offer or sale of such securities or registration or licensing of an issuer of, underwriter of or broker or dealer in such securities  to  the  fullest  extent  as provided of Section 1145 of the

Bankruptcy Code, including without limitation the  Liquidating  Trustee's Stock,

the Unsecured Creditors' Stock, and the equities issued in satisfaction  of  the

Investor's Administrative Expense Claim.

3.8   CORPORATE  ACTION.   On  the Effective Date, the issuance of securities as

provided in the Plan, the appointment  of  the New Directors and New Officers as specified in the Plan, and all other corporate  actions  called  for by the Plan including changing the exchange agent shall be deemed authorized and approved by virtue of the entry of the Confirmation Order in accordance with the  Bankruptcy

Code and applicable state law (including but not limited to Section 303  of  the

Delaware  General  Corporations  Law,  to the extent applicable) and without any requirement of further action by the shareholders,  directors  or members of the

Debtors or Reorganized Verilink.

3.9   AMENDMENTS  TO  ARTICLES  OF  INCORPORATION.   On the Effective  Date  the

Articles  of Incorporation of Verilink will be deemed amended  to  prohibit  the

issuance of  non-voting  equity  securities.   The  holders of New Common Stock,

Liquidating  Trustee Stock, Unsecured Creditors' Stock,  and  the  Investor  and

Class 8 interests  retaining  their common stock in Verilink shall have the same rights and powers as between and among themselves.

 ARTICLE 4. CONDITIONS PRECEDENT TO CONFIRMATION OF THE PLAN AND THE EFFECTIVE

                                     DATE.

4.1   CONDITIONS TO EFFECTIVE DATE.   The  occurrence  of  the Effective Date is

conditioned  upon  the  prior  or  simultaneous  (or  as  otherwise   indicated)

occurrence of the following:

      (a)   The  Confirmation  Order  shall  have been entered by the Bankruptcy

Court  and shall have become a Final Order, provided,  however,  that  the  Plan

Proponents and the Contributor may, in their sole and absolute discretion, waive the requirement that the Confirmation Order become a Final Order.

      (b)   The  Liquidating  Trust  shall have been established and shall be in full force and effect substantially in  accordance  with  the terms of the Plan,

and  all  right,  title,  and interest to all Assets shall have  vested  in  the

Liquidating Trust.

4.2   EFFECT OF FAILURE OF  CONDITIONS.   In  the  event that one or more of the

conditions contained in Section 7.1 above has not occurred  on  or  before sixty

(60) days after the Confirmation Date, then, without any further action  of  the

Debtors,  the  Bankruptcy Court, or any other party, unless the Bankruptcy Court orders otherwise:  (a) the  order  confirming  the Plan shall be vacated; (b) no distributions under the Plan shall be made; (c) the  Debtors  and all holders of

Claims and Equity Interests shall be restored to the status quo  ante  as of the day immediately preceding the Confirmation Date as though the Confirmation  Date never  occurred;  (d) the  Debtors'  obligations  with  respect  to  Claims  and

interests  shall remain unchanged; and              (e) nothing contained herein

shall constitute  or be deemed a waiver or release of any Claims or interests by or against the Debtors  or  any  other  person or to prejudice in any manner the rights of the Debtors or any person in any  further  proceedings  involving  the

Debtors.

4.3   EFFECT  OF  VACATION  OF CONFIRMATION ORDER.  If the Confirmation Order is

vacated in accordance with Section 7.2 above, the Plan shall be null and void in all respects and nothing contained in the Plan or the Disclosure Statement shall constitute a waiver or release of any Claims by or against, or any interests in,

the Debtors, shall prejudice  in  any manner the rights of the Debtors, or shall constitute an admission, acknowledgement,  offer,  or undertaking by the Debtors in any respect.

                ARTICLE 5.  BAR DATES AND OBJECTIONS TO CLAIMS.

5.1   REJECTION  AND  OTHER  CLAIMS  BAR  DATE.   All Claims  arising  from  the

rejection  of  executory  contracts  or  unexpired  leases   by  virtue  of  the

Confirmation  Order  or  any other claims not previously barred for  any  reason including claims for Administrative  Expenses  (with the exception of claims for

Professional Fees) must be filed with the Bankruptcy  Court  and  served  on the

Debtors and the Liquidating Trust within thirty (30) days after the Confirmation

Date.   Any  Claim  arising  from  the  rejection  of  an  executory contract or unexpired  lease  or  other  claim  not previously barred including  claims  for

Administrative Expenses (with the exception  of  claims  for  Professional Fees)

that  is  not filed by such date will be forever barred.  Nothing  herein  shall extend any prior bar orders with respect to Claims or Administrative Expenses.

5.2   GENERAL  BAR  DATE.   All  holders  of Claims against and interests in the

Debtors shall be subject to the Bar Date of  August  14,  2006.   Any  Claims or

interests  that have not been filed by such date shall be forever barred  unless

the  Claims  or   interests   have   become   Allowed   Claims  by  Court  Order

notwithstanding their untimely filing.

5.3   ADMINISTRATIVE  CLAIM  BAR  DATE.   All holders of Administrative  Expense

Claims are subject to the Administrative Expense  Claim  Bar  Date of August 14,

2006.  Any Administrative Expense Claims subject to the Administrative Claim Bar

Order  that  were  not  filed  by  such  date  are  forever  barred  unless  the

Administrative  Expense  Claim  has  been  allowed  by  Bankruptcy  Court  order notwithstanding its untimely filing.

5.4   OBJECTIONS  TO  CLAIMS.   The  Liquidating  Trust  shall  have the primary

responsibility  of  examining  Claims and filing objections to the allowance  of

Claims with the Bankruptcy Court  or  motions  to  estimate  Claims or interests pursuant  to  Section  502(a) of the Bankruptcy Code with the Bankruptcy  Court.

The  Debtors and other parties-in-interest  may  also  file  objections  to  the allowance  of  such Claims or join in the objections of the Liquidating Trustee.

All objections to claims must be filed by the Claims Objection Date.

5.5   ESTIMATION  OF  CLAIMS.   The  Liquidating Trust may, at any time, request

that the Bankruptcy Court estimate any contingent or unliquidated Claim pursuant to Section 502(c) of the Bankruptcy Code  regardless  of  whether the Debtors or the  Liquidating  Trust  has previously objected to such Claim  or  whether  the

Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court shall retain  jurisdiction  to estimate  any  Claim  at  any  time  during  litigation concerning any objection  to  any  Claim,  including  during the pendency of any appeal relating to any such objection.  In the event that  the  Bankruptcy Court estimates  any  contingent  or  unliquidated Claim, that estimated amount  shall constitute either the Allowed Amount  of  such  Claim or a maximum limitation on

such  Claim, as determined by the Bankruptcy Court.   If  the  estimated  amount

constitutes  a maximum limitation on such Claim, the Liquidating Trust may elect to pursue any supplemental proceedings to object to any ultimate payment on such

Claim.  All of  the  aforementioned  claims objection, estimation and resolution procedures are cumulative and not necessarily  exclusive of one another.  Claims may be estimated and subsequently compromised, settled, withdrawn or resolved by any mechanisms approved by the Bankruptcy Court.

5.6   RESERVE.  As set forth in Section 4.7 above,  the  Liquidating Trustee, in making distributions, shall establish a reserve of funds in order to insure that the Liquidating Trustee retains sufficient funds to pay its  obligations as they

become  due  and  as they are reasonably expected to become due.   Such  reserve

shall include funds  sufficient  to pay all Liquidating Trust Expenses and other

Post Effective Date Administrative  Expense  Claims; and the claim amount of any disputed  Claims  in a class with priority ahead  of  any  class  on  which  the

Liquidating Trustee  intends  make  a  distribution.   With  respect to disputed

Claims,  if  the  Liquidating  Trustee  seeks to reserve less than  the  claimed amount, or if the claim is filed in an unliquidated  or  contingent  amount, the

Liquidating Trustee will file a motion with the Bankruptcy Court to estimate the

Claim,  or approve the amount of reserve, in determining the appropriate  amount of the reserve.

              ARTICLE 6.  EXCULPATION, INJUNCTIONS AND DISCHARGE.

6.1   EFFECT  OF  CONFIRMATION.   The  provisions  of  this  Plan and the rights

conferred  herein,  when confirmed, will bind the Debtors, any entity  acquiring property under the Plan,  and  any creditor or party in interest, whether or not the Claim of such creditor is impaired  under  the  Plan and whether or not such creditor has accepted the Plan and whether or not a proof of claim or appearance has been filed in this case.

6.2   EXCULPATION.   None  of  the  Debtors,  the  Reorganized   Verilink,   the

Creditors'  Committee,  or any of their respective present or former affiliates,

officers or directors, members  (in  their capacity as members only), employees,

advisors, attorneys, financial advisors, agents or Professional Persons in their capacities as such (collectively, the  "Exculpated Parties") shall have or incur any liability to any person or entity or  holder  of  a Claim or Equity Interest for any act or omission occurring after the Petition Date  in  connection  with,

related  to,  or  arising  out  of,  the  Chapter  11  cases, the preparation or formulation  of  this  Plan,  the  pursuit  of confirmation of  this  Plan,  the consummation of this Plan or the administration  of this Plan or the property to be distributed under this Plan, or any security, contract,  instrument, release,

or other agreement or document created in connection with the  Debtors'  Chapter

11  cases,  except  for  willful  misconduct  or  gross  negligence, and, in all respects, the Exculpated Parties shall be entitled to rely  upon  the  advice of counsel  with  respect  to  their  duties  and responsibilities under this Plan;

provided, however, that nothing in this Plan  shall,  or  shall  be  deemed  to,

release  the  Exculpated  Parties from, or exculpate the Exculpated Parties with respect to, any act or omission  that occurred prior to the Filing Date or their respective obligations or covenants arising pursuant to this Plan.

6.3   DISCHARGE.  Upon consummation  of  the  Business  Combination, provided it occurs within six (6) months of the Effective Date or up  to  one (1) year after the  Effective  Date if an extension has been obtained in accordance  with  this

Plan, and without  further  order  of the Court, the rights accorded pursuant to and in accordance with the applicable  terms  and conditions of this Plan are in full and final satisfaction, settlement, release  and  discharge  as against the

Debtors and Reorganized Verilink, their assets and liabilities of all Claims and

Equity Interests and any debt that arose before the Effective Date, and any debt of a kind specified in Section 502(g), 502(h) or 502(i) of the Bankruptcy  Code,

and   all  Claims  and  Equity  Interests  of  any  nature,  including,  without limitation,  any  interest, fees or penalties accrued thereon from and after the

Petition Date, whether or not (i) a proof of claim or proof of interest based on such Claim, debt, obligation  or  Equity Interest is filed or deemed filed under

Section 501 of the Bankruptcy Code,  (ii)  such  Claim  or  Equity  Interest  is

Allowed  under  Section  502 of the Bankruptcy Code, or (iii) the holder of such

Claim or Equity Interest has  accepted  this Plan, provided however that nothing herein shall prohibit the exercise of police  or regulatory powers by a state or federal governmental agency.  Should a Business  Combination  not  occur  as set forth  in  this  Plan,  this provision and the discharge provided shall be of no force and effect.

6.4   INJUNCTIONS.

      (a)   Injunction  Pending   Business  Combination.   Except  as  otherwise

provided  herein,  as  of the Effective  Date,  all  entities  that  have  held,

currently hold or may hold a Claim or other debtor liability against the Debtors or an Equity Interest or other right of an equity security holder in the Debtors are enjoined from taking any of the following actions on account of such Claims,

debts, liabilities or Equity  Interests:   (i)  commencing or continuing, in any

manner  or  in any place, any action or other proceeding  against  the  Debtors,

Reorganized Verilink,  their  successors or property, (ii) enforcing, attaching,

executing, collecting or recovering in any manner any judgment, award, decree or order against the Debtors, Reorganized  Verilink,  their successors or property,

(iii)  creating,  perfecting or enforcing any lien or  encumbrance  against  the

Debtors, Reorganized  Verilink,  their  successors or property, (iv) asserting a setoff, or right of subrogation, or right  of recoupment of any kind against any

Claim, debt, liability or obligation against  the Debtors, Reorganized Verilink,

their successors or property, and (v) from commencing  or continuing any action,

in any manner or in any place where the foregoing does not  comply  with  or  is inconsistent  with the provisions of this Plan, and the Confirmation Order shall provide  for such  injunctions,  provided  however  that  nothing  herein  shall prohibit the  exercise  of  police  or  regulatory  powers by a state or federal governmental  agency or the assertion of affirmative defenses  or  cross  claims against non-Debtor  parties  in  any  action  brought  by  the  Debtors  or  the

Liquidating Trustee.

      (b)   Injunction  Related to Discharge.  Upon consummation of the Business

Combination and the entitlement  to  a  discharge set forth above and subject to its occurrence, all Persons that have held, currently hold or may have asserted,

directly, indirectly, derivatively or otherwise,  a  Claim, a cause of action or an  Equity  Interest or other right of a holder of an Equity  Interest  that  is discharged, released  or  terminated pursuant to Section 9.3 of this Plan, shall be deemed permanently enjoined  from (i) commencing or continuing, in any manner or in any place, any action or other proceeding against the Debtors, Reorganized

Verilink, their successors or property,  (ii)  enforcing,  attaching, executing,

collecting  or  recovering in any manner any judgment, award,  decree  or  order against the Debtors,  Reorganized  Verilink, their successors or property, (iii)

creating, perfecting or enforcing any  lien  or encumbrance against the Debtors,

Reorganized Verilink, their successors or property,  (iv) asserting a setoff, or right  of  subrogation, or right of recoupment of any kind  against  any  Claim,

debt, liability  or  obligation against the Debtors, Reorganized Verilink, their successors or property, and (v) from commencing or continuing any action, in any manner  or  in any place  where  the  foregoing  does  not  comply  with  or  is inconsistent  with the provisions of this Plan, and the Confirmation Order shall provide  for such  injunctions,  provided  however  that  nothing  herein  shall prohibit the  exercise  of  police  or  regulatory  powers by a state or federal governmental agency.

      (c)   Injunction  Relating  to  Exculpation.  As of  the  Effective  Date,

except as otherwise provided in this Plan,  all  Persons  are hereby permanently enjoined  from  commencing  or continuing, in any manner or in  any  place,  any action or other proceeding, whether  directly, derivatively or otherwise against any or all of the Exculpated Parties,  on  account  of or respecting any Claims,

debts, rights, causes of action or liabilities exculpated pursuant to this Plan,

and the Confirmation Order shall provide for such injunctions,  provided however that  nothing herein shall prohibit the exercise of police or regulatory  powers by a state or federal governmental agency.

      (d)   Effect   Upon   Lack  of  Business  Combination.   If  the  Business

Combination shall not occur within  the  timeframe  set  within  this  Plan, the discharge and injunction related thereto stated in this Article shall be  deemed dissolved,  null  and  void  without further order of the Bankruptcy Court.  The exculpation and injunction set  forth  in Section 9.2 and 9.4(c) shall, however,

remain in full force and effect.

6.5   CANCELLATION OF INSTRUMENTS.  On the  Effective Date, except to the extent

provided  otherwise  herein,  all  notes,  certificates,   security  agreements,

mortgages,   pledges,   indemnities,   collateral   assignments,   undertakings,

guarantees,  and  other  instruments  and documents creating a claim against  or interest in the Debtors will no longer  be  outstanding  and  will be cancelled,

retired, and deemed terminated, and will cease to exist, as permitted by Section

1123(a)(5)(F) of the Bankruptcy Code.

                    ARTICLE 7.  EFFECT OF EVENT OF DEFAULT.

The failure of the Debtors or Liquidating Trustee to make any payment  under the

Plan when due or otherwise to perform in accordance with the provisions  of this

Plan, and the failure of the Debtors or Liquidating Trustee to cure such default within  forty-five (45) days after written notice to the Debtors and Liquidating

Trustee,  with copies to the U.S. Bankruptcy Administrator of such default shall constitute  a  default  under this Plan.  Such written notices shall be given by certified mail, return receipt  requested  to  the Debtors and the United States

Bankruptcy Administrator at the following addresses:

            Debtors:           Verilink Corporation
                               c/o Lee N. Katz, Managing Partner
                               Grisanti, Galef & Goldress
                               333 Sandy Springs Circle, Suite 106
                               Atlanta, Georgia  30328

            With a copy to:    Powell Goldstein LLP
                               Attn:  Wendy L. Hagenau, Esq.
                               One Atlantic Center, 14[th] Floor
                               1201 West Peachtree Street, N.W.
                               Atlanta, Georgia  30309

            U.S. Bankruptcy
            Administrator:     Richard M. Blythe, Esq.
                               400 Wells Street
                               Decatur, Alabama  35602

            Liquidating Trustee:Darryl S. Laddin
                               Arnall Golden Gregory LLP
                               171 17[th] Street, NW
                               Suite 2100
                               Atlanta, Georgia  30363

Any default under this Plan shall entitle the holder  of Allowed Claims affected thereby to the remedies provided under the Code.  Any suit  in  law or in equity to enforce the rights and remedies under the Plan and the Code must  be  brought in the United States Bankruptcy Court for the Northern District of Alabama.

                     ARTICLE 8.  MODIFICATION OF THE PLAN.

8.1   MODIFICATION.   If the Debtors or Liquidating Trustee desire to materially modify this Plan after  substantial  consummation  and  do  not desire, or it is impractical,  to  obtain  a written agreement of all parties adversely  affected thereby, such modification  may be approved and made binding upon the holders of all Claims provided for under this Plan without notice and hearing as follows:

      (a)   The modification proponent shall give written notice of the proposed modification to the remaining holders of all Claims or Interests in a Class that have not been paid in full at  the  time  of  such  modification and who will be adversely affected thereby, as well as the Liquidating  Trustee and the Debtors.

Such notice shall provide that the holders of such Claims  may approve or reject the  modification within forty-five (45) days from the date of  the  mailing  of such notice.  The modification proponent shall mail a ballot with such notice to each claimant or interest holder.

      (b)   Only ballots which are completed and returned within such forty-five

(45) day  period  shall  be  counted  in  determining whether the creditors have approved such modification.  Such modification  shall  be  deemed  accepted  and binding  upon all remaining claimants in any Class in which creditors holding at least two-thirds  in  dollar amount and constituting more than half in number of the allowed claims actually  voting  accept the modification.  Such modification shall be deemed accepted and binding upon  all remaining interest holders in any class in which interest holders holding at least  two-thirds in dollar amount of

the interest holders voting accept the modification.   If  a  Class of Claims or

Interests  does not accept the modification, the Court may nevertheless  approve it in accordance with the confirmation standards set out in 11 U.S.C.  {section}

1129.

      (c)   If   such  modification  is  accepted,  the  modification  shall  be contractually binding upon all members of the affected Class.

      (d)   Only members  of any Class of Claims or Interests adversely affected by such modification shall be entitled to vote.

      (e)   Notwithstanding  any  other  provision  of the Plan, the Debtors may seek to extend the six-month period for consummating  a Business Combination for only up to one (1) additional six (6) month period.  The  procedure  for seeking such extension shall be as set forth herein.

8.2   INDIVIDUAL  AGREEMENTS.  Notwithstanding the foregoing, the Debtors  shall be authorized, empowered and permitted subsequent to Confirmation of the Plan to enter into an agreement or agreements with any creditor providing for payment or treatment of such creditor's Claim upon terms less favorable than those provided in the Plan.

                     ARTICLE 9.  RETENTION OF JURISDICTION.

Following the Confirmation Date and following the Effective Date, the Bankruptcy

Court will retain jurisdiction for the following purposes:

      (a)   To allow,  disallow,  determine,  liquidate,  classify, estimate, or establish the priority or secured or unsecured status of any  Claim or interest,

including  the  resolution  of  any  request  for  payment of any Administrative

Expense Claim or Priority Tax Claim and the resolution of any and all objections to the allowance or priority of Claims or interests;

      (b)   To grant or deny any application for allowance  of  compensation  or reimbursement  of  expenses  authorized  pursuant  to the Bankruptcy Code or the

Plan;

      (c)   To  resolve  any matters related to the assumption,  assumption  and assignment or rejection of  any  executory  contract or unexpired lease to which the Debtors are a party or with respect to which  the Debtors or the Liquidating

Trust  may be liable and to hear, determine and, if  necessary,  liquidate,  any

Claims arising therefrom;

      (d)   To  determine  issues  regarding  property  of the Estate until such property has been administered and distributed pursuant to this Plan;

      (e)   To  ensure  that  distributions  to  holders of Allowed  Claims  are accomplished pursuant to the provisions of the Plan,  including  ruling  on  any motion filed pursuant to the Plan;

      (f)   To  decide  or  resolve  any motions, adversary proceedings (whether pending on the Effective Date or instituted  thereafter), contested or litigated matters, and any other matters, and to grant or deny any motions or applications involving  the Debtors or the Liquidating Trust  that  may  be  pending  on  the

Effective Date;

      (g)   To  adjudicate all Causes of Action which may exist on behalf of the

Debtors, including  but not limited to, D&O Actions, Avoidance Actions under the

Bankruptcy Code and actions  to  recover deposits and refunds of the Debtors and to enforce contract rights of the  Debtors  and  any  actions  arising  from  or related  to  sale  or  other  liquidation of the Assets including the Creditors'

Claims Against Third Parties;

      (h)   To enter such orders as may be necessary or appropriate to implement or  consummate  the provisions of  the  Plan  and  all  contracts,  instruments,

releases, indentures,  and  other  agreements or documents created in connection with the Plan, the Disclosure Statement,  or  the order confirming the Plan, and to grant any extensions of any deadlines therein;

      (i)   To resolve any cases, controversies,  suits,  or  disputes  that may arise in connection with the consummation, interpretation, or enforcement of the

Plan,  or  any  person's  obligations  incurred  in  connection  with  the Plan,

including without limitation any obligations of the Liquidating Trustee;

      (j)   To   correct   any  defect,  cure  any  omission  or  reconcile  any

inconsistency in this Plan or  the  Confirmation  Order  as  may be necessary to carry out the purposes and intent of this Plan;

      (k)   To  permit  the  Debtors  to  modify the Plan (before or  after  the

Effective Date, pursuant to Section 1127 of  the  Bankruptcy  Code),  the  order confirming  the  Plan,  or  any  other  contract,  instrument, release, or other agreement  or  document  created  in connection with the  Plan,  the  Disclosure

Statement, or the order confirming the Plan, or to remedy any defect or omission or to reconcile any inconsistency in  any  Bankruptcy Court order, the Plan, the

Disclosure Statement, the order confirming the  Plan,  or  any  other  contract,

instrument,  release,  indenture,  or  other  agreement  or  document created in connection with the Plan, the Disclosure Statement, or the order  confirming the

Plan, in such manner as may be necessary or appropriate to consummate  the Plan,

to the extent authorized by the Bankruptcy Code;

      (l)   To issue injunctions, enter and implement other orders, or take such other actions as may be necessary or appropriate to restrain interference by any person  with  consummation,  implementation, or enforcement of the Plan, or  the order confirming the Plan;

      (m)   To resolve any cases, controversies, suits, or disputes with respect to the discharges, releases, injunctions,  and other provisions contained in the

Plan, and to enter such orders as may be necessary  or  appropriate to implement such releases, injunctions, and other provisions;

      (n)   To enter and implement such orders as are necessary  or  appropriate if  the  order  confirming the Plan is for any reason modified, stayed, revised,

revoked, or vacated,  or  if  distributions pursuant to the Plan are enjoined or stayed;

      (o)   To hear and determine any objections or complaints to the actions of the Liquidating Trustee or to provide  the Liquidating Trustee with direction or approval as to any duties or actions hereunder;

      (p)   To determine matters concerning  state,  local, and federal taxes in accordance  with Sections 346, 505, and 1146 of the Bankruptcy  Code,  including any requests for expedited determinations under Section 505(b) of the Bankruptcy

Code filed, or  to be filed, with respect to tax returns for any and all taxable periods ending after the Filing Date through and including the Effective Date;

      (q)   To determine  any other matters that may arise in connection with or relate to the Plan, the Disclosure  Statement, the order confirming the Plan, or any  other  contract, instrument, release,  indenture,  or  other  agreement  or document created  in  connection with the Plan, the Disclosure Statement, or the order confirming the Plan; and

      (r)   To enter a Final Order concluding the Debtors' Chapter 11 case.

                     ARTICLE 10.  MISCELLANEOUS PROVISIONS.

10.1  PAYMENT OF STATUTORY  FEES.   All fees payable pursuant to Section 1930 of

Title 28 of the United States Code shall  be  paid  by  the Liquidating Trust as

Administrative Expenses on the dates that the fees become due and owing.

10.2  CONTROLLING DOCUMENTS.  To extent there is an inconsistency  or  ambiguity between  any  term  or provision contained in the Plan and any term or provision contained in the Disclosure Statement or any other document other than the order confirming the Plan,  the  Plan  shall  control.  To the extent that there is an inconsistency or ambiguity between any term  or  provision contained in the Plan as proposed and any term or provision contained in  the Plan as confirmed by the

Bankruptcy Court, the Plan as confirmed by the Bankruptcy  Court  shall control.

To  the extent that there is an inconsistency or ambiguity between any  term  or provision contained in the Plan and any term or provision contained in the order confirming the Plan, the order confirming the Plan shall control.

10.3  SUCCESSORS  AND  ASSIGNS.   The  rights,  benefits  and obligations of any

person named or referred to in the Plan shall be binding on,  and shall inure to the benefit of any heir, executor, administrator, successor or  assign  of  such person.

10.4  RESERVATION  OF  RIGHTS.   Except  as expressly set forth herein, the Plan

shall have no force or effect unless the Bankruptcy  Court  shall enter an order confirming the Plan.  None of the filing of the Plan, any statement or provision contained in the Plan or the Disclosure Statement, nor the taking  of any action by  the Debtors with respect to the Plan shall be or shall be deemed  to  be  an admission  or waiver of any rights of the Debtors with respect to the holders of

Claims or interests prior to the Effective Date.

10.5  EXTENSION  OF  DEADLINES.   Any  deadline set forth herein may be extended

without Court approval upon the consent of the Liquidating Trustee and the party or parties affected thereby.

10.6  HOLIDAYS.  If any act under this Plan is to be performed on a date certain and such date falls on a Saturday, Sunday  or  legal  holiday,  the act shall be performed on the next business day.

10.7  FURTHER ASSURANCES.  The Debtors, the Liquidating Trust, and  all  holders of  Claims  or  interests  receiving  distributions under the Plan and all other parties in interest shall, from time to  time, prepare, execute, and deliver any agreements  or documents and take any other  actions  as  may  be  necessary  or advisable to effectuate the provisions and intent of the Plan.

10.8  SEVERABILITY.   Should  any  provision  in  the  Plan  be determined to be

unenforceable,  such  determination  shall  in  no  way  limit  or  affect   the

enforceability  and operative effect of any and all other provisions of the Plan so long as such determination  does  not  affect any material term or benefit of the Plan.

10.9  CRAMDOWN.  Holders of Class 1 Claims,  Class  3  Claims,  Class  6 Claims,

Class 7 Claims, and Class 8 Claims are entitled to vote to accept or reject  the

Plan.   In  the  event  that the Plan is not accepted by Class 1, or Class 3, or

Class 6, or Class 7, or Class  8,  the Plan Proponents will seek confirmation of the Plan pursuant to Section 1129(b) of the Bankruptcy Code.

10.10 SUBSTANTIAL CONSUMMATION.   "Substantial  consummation"  of  the  Plan, as

that term is used in the Bankruptcy Code, shall occur on the Effective Date.

10.11 CLOSING  OF  CASE.   Provided  that  all Disputed Claims have been finally

resolved, the Court may, upon Application of the Debtors or Liquidating Trustee,

determine that this Plan has been substantially  consummated,  and enter a Final

Decree,  notwithstanding  the  fact  that  additional  funds  or  property   may

eventually  be distributed to parties in interest.  In such event, the Court may enter an order  closing  this  case  pursuant to {section} 350 of the Bankruptcy

Code, provided, however, that:  (a) the  Debtors  and  Liquidating Trustee shall continue  to  have the rights, powers and duties set forth  in  this  Plan;  and

(b) the Court may  from  time  to  time  reopen  the case if appropriate for the purpose of administering assets, enforcing provisions of the Plan or supervising its implementation, or for other cause.

10.12 GOVERNING  LAW.   Except  to  the  extent  that  the  Bankruptcy  Code  is

applicable, the rights and obligations arising under the  Plan shall be governed by,  and  construed and enforced in accordance with, the internal  laws  of  the

State of Alabama without giving effect to conflict of law principles.

10.13 EFFECTIVENESS  OF PRIOR ORDERS.  All orders entered by this Court prior to the Confirmation Date shall continue in full force and effect, unless superseded by this Plan, the Confirmation Order or other subsequent orders of the Court.

10.14 SERVICE OF DOCUMENTS.   Any pleading, notice or other document required by

the Plan to be served on or delivered  to  the  parties listed below shall be in

writing and served by either      (a) certified mail,  return receipt requested,

postage  prepaid,  (b)  hand delivery, (c) national overnight  courier,  freight prepaid, or (d) fax, addressed as follows:

            TO THE DEBTORS:

                  Verilink Corporation
                  c/o Lee N. Katz, Managing Partner
                  Grisanti, Galef & Goldress
                  333 Sandy Springs Circle, Suite 106
                  Atlanta, Georgia  30328
                  Facsimile:  (678) 904-5671

            WITH A COPY TO:

                  Wendy L. Hagenau, Esq.
                  Robert M.D. Mercer, Esq.
                  Powell Goldstein LLP
                  One Atlantic Center, 14[th] Floor
                  1201 West Peachtree Street, N.W.
                  Atlanta, Georgia  30309
                  Facsimile:  (404) 572-6999

            TO THE CREDITORS' COMMITTEE:

                  Verilink Corporation/Larscom Incorporated
                  Official Committee of Unsecured Creditors
                  c/o J. Hayden Kepner, Esq.
                  Arnall Golden Gregory LLP
                  171 17[th] Street, N.W., Suite 2100
                  Atlanta, Georgia  30363-1031
                  Facsimile:  (404) 873-8604




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            10.15.

            10.16.
            TO THE LIQUIDATING TRUST:

                  Darryl S. Laddin
                  Arnall Golden Gregory LLP
                  171 17[th] Street, NW
                  Suite 2100
                  Atlanta, Georgia  30363
                  Facsimile:  (404) 873-8604

10.17 POST EFFECTIVE DATE  NOTICE.  Any notices required by the Bankruptcy Code,

Bankruptcy Rules, or this Plan  to  be  served  on  parties in interest shall be served only on the Debtors, their counsel, the Liquidating Trustee, its counsel,

the  Bankruptcy Administrator, and the party(s) affected  by  the  action.   Any

other  party-in-interest who desires to receive notices in this case must file a request  for  such  after  the  Confirmation  Date  with  service  on the above-

identified  parties, even if such party previously served a request for  notices under Rule 2002 of the Federal Rules of Bankruptcy Procedures.

10.18 SECTIONS  1125  AND 1126 OF THE BANKRUPTCY CODE.  The Debtors shall seek a finding from the Court  that they have solicited acceptances of the Plan in good faith and in compliance with  the  applicable provisions of the Bankruptcy Code,

including, without limitation Section  1125(a)  of  the Bankruptcy Code, and any

applicable  non-bankruptcy law, rule, or regulation governing  the  adequacy  of disclosure in connection with such

Dated:_____________________, 2006

                               VERILINK CORPORATION and
                               LARSCOM INCORPORATED,
                               by their counsel



                               Wendy L. Hagenau, Esq.
                               whagenau@pogolaw.com
                               Robert M.D. Mercer, Esq.
                               rmercer@pogolaw.com
                               Powell Goldstein LLP
                               One Atlantic Center, 14[th] Floor
                               1201 West Peachtree Street, N.W.
                               Atlanta, Georgia  30309
                               Telephone:  (404) 572-6600
                               Facsimile:  (404) 572-6999

                               -and-

                               William J. Gibbons, Jr. (Ala. Bar No. ASB-5968-
N43W)
                               gibbons@networktel.net
                               GIBBONS & FURMAN, P.C.
                               117 Jefferson Street, N.
                               Huntsville, Alabama  35801
                               (256) 539-0021 Telephone
                               (256) 539-1254 Facsimile

                                                                    Counsel to
                                     Debtors and Debtors-in-Possession






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            10.19.

            10.20.
                             CERTIFICATE OF SERVICE

      This is  to certify that on the ____ day of December, 2006, I caused to be

served  a  true  and   correct   copy  of  the  SECOND  AMENDED  JOINT  PLAN  OF

REORGANIZATION FILED BY THE DEBTORS  ON DECEMBER 7, 2006, by via electronic mail to the parties at the addresses shown on the attached Exhibit "A".

Dated:  December ____, 2006.


                                     Wendy L. Hagenau (Ga. Bar No. 316688)
                                     whagenau@pogolaw.com
                                     Robert M.D. Mercer, Esq.
                                     rmercer@pogolaw.com

POWELL GOLDSTEIN LLP
One Atlantic Center, 14[th] Floor
1201 West Peachtree Street, N.W.
Atlanta, Georgia  30309
(404) 572-6600 Telephone
(404) 572-6999 Facsimile



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            10.21.

            10.22.
                                   EXHIBIT A

 Richard M. Blythe, Esq.           US Securities and Exchange Commission
 Bankruptcy Administrator          Susan R. Sherrill-Beard, Senior Counsel
 400 Wells Street                  Atlanta District Office
 Decatur, AL  35602                3475 Lenox Road, Suite 1000
 Richard_Blythe@alnba.uscourts.gov Atlanta, GA  30326
                                   Sherrill-BeardS@sec.gov
 William J. Gibbons, Esq.          J. Hayden Kepner, Esq.
 Gibbons & Furman                  Darryl S. Laddin, Esq.
 117 Jefferson Street              Arnall Gregory Golden LLP
 Huntsville, AL  35801             171 17th Street, N.W., Suite 2100
 furman@networktel.net             Atlanta, GA  30363-1031
                                   hayden.kepner@agg.com
                                   dladdin@agg.com
 Jayna Partain Lamar               Karol K. Denniston, Esq.
 Maynard, Cooper & Gale, P.C.      Paul Hastings Janofsky & Walker LLP
 2400 AmSouth/Harbert Plaza        600 Peachtree Street, 24th Floor
 1901 Sixth Avenue North           Atlanta, GA  30308
 Birmingham, AL  35203             karolkdenniston@paulhastings.com
 jlamar@marynardcooper.com
 Patrick Darby, Esq.
 Bradley Arant Rose & White LLP
 One Federal Place
 1819 Fifth Avenue North
 Birmingham, AL  35203-2104
 pdarby@bradleyarant.com










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